UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-04982

Heartland Group Inc.

(Exact name of registrant as specified in charter)

789 N. Water Street, Suite 500, Milwaukee, WI	53202
(Address of principal executive offices)	(Zip code)

Heartland Group, Inc., 789 N. Water Street, Suite 500, Milwaukee, WI 53202

(Name and address of agent for service)

Conrad Goodkind; Quarles & Brady LLP, 411 East Wisconsin Avenue, Milwaukee, WI 53202

(With a copy to:)

Registrant’s telephone number, including area code: (414) 347-7777

Date of fiscal year end: December 31

Date of reporting period: June 30, 2008

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

HEARTLAND. VALUE AT WORK.™

Through good weather and bad, captains have looked to
Lake Michigan's North Shore Lighthouse to help guide their ships for over a century.

SEMIANNUAL REPORT

Select Value Fund · Value Plus Fund · Value Fund

June 30, 2008

HEARTLAND FUNDS
AMERICA'S VALUE INVESTOR®

WHAT IT MEANS TO BE A VALUE INVESTOR

Summer 2008

Dear Fellow Investor,

For almost a quarter of a century, Heartland’s disciplined, value investment philosophy has served shareholders well. Our common sense approach, searching for stocks selling at “bargain basement” valuations, is our passion and sole focus.

We are relentless seekers of value, analyzing overlooked and unpopular stocks, which we believe sell at significant discounts to their true worth. In essence, we view this discount as a means to afford potential appreciation while limiting downside risk for you, our shareholder.

The following pages detail our investment results, portfolio commentary and outlook. I invite you to read on. Please take a few minutes to understand our three distinctive value funds – all with proven long-term results and managed under one time-tested, consistent investment process.

In today’s volatile and uncertain times, I believe value investing is the most intelligent way to invest to build your net worth. Thank you for your interest and continued confidence.

If you have any questions, give us a call at 800-432-7856. We look forward to hearing from you.

Sincerely,

Bill Nasgovitz
President

THE HEARTLAND FAMILY OF FUNDS

THE HEARTLAND FAMILY OF EQUITY FUNDS –

TABLE OF INVESTMENT RESULTS

Performance for the Period Ended June 30, 2008	Heartland Select Value Fund		Heartland Value Plus Fund		Heartland Value Fund
	Investor Class	Institutional Class	Investor Class	Institutional Class	Investor Class	Institutional Class
Since Inception Returns:
Annualized	11.92%	11.92%	12.35%	12.36%	14.29%	14.30%
Cumulative	274.09	274.23	452.72	452.89	2,211.31	2,212.45
Value of Hypothetical	$37,409	$37,423	$55,272	$55,289	$231,131	$231,245
Investment of $10,000[1]	10/11/96	10/11/96	10/26/93	10/26/93	12/28/84	12/28/84
Current Period Returns:	4.53%	4.57%	7.45%	7.48%	8.07%	8.13%
Average Annual Total Returns:
15 Years	—	—	—	—	13.16	13.16
10 Years	10.61	10.61	9.85	9.86	10.78	10.79
5 Years	13.72	13.73	15.13	15.13	11.89	11.90
3 Years	8.76	8.77	11.16	11.17	8.46	8.48
1 Year	-11.02	-10.98	0.13	0.16	-13.07	-13.03

Effective May 1, 2008, current shares issued by the Funds were reclassified as “Investor Class Shares” and the Funds made “Institutional Class Shares” available to investors. As of the Prospectus dated 5/1/08, the expense ratios for the Investor Class of the Heartland Select Value Fund, Value Plus Fund and Value Fund are 1.24%, 1.21% and 1.14%, respectively. The expense ratios as of the same date for the Heartland Select Value Fund, Value Plus Fund and Value Fund Institutional Class Shares are 0.99%, 0.96% and 0.89%, respectively. The expense ratios for the Instutional Class shares are based on estimated gross expenses for the fiscal year ended December 31, 2008. Actual expenses may vary from those indicated. The performance of the Heartland Funds reflects the deduction of fees for value-added services associated with a mutual fund, such as investment management, fund accounting, and distribution (when applicable) and service fees. The performance shown reflects the reinvestment of all dividends, capital gains distributions, waivers and expense reimbursements. Current information may be available in a more recent Semiannual or Annual Report.

The Advisor has voluntarily agreed to waive fees and/or reimburse expenses with respect to the Institutional Class Shares of the Funds, to the extent necessary to maintain the Institutional Class shares “Net Annual Operating Expenses” at a ratio of 0.99% of average daily net assets. This voluntary waiver/reimbursement may be discontinued at any time. Also, prior to December 1, 2001, the Advisor voluntarily waived a portion of the Select Value Fund’s expenses. Without such waivers and/or reimbursements, the total returns of the respective Fund and/or Class may have been lower.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment returns and net asset values will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions. Subject to certain exceptions, shares of a Fund redeemed or exchanged within 10 days of purchase are subject to a 2% redemption fee. Performance does not reflect this fee, which if deducted would reduce performance. Through November 30, 2001, the Advisor voluntarily waived a portion of the Select Value Fund’s expenses. Waivers are no longer in effect. Without such waivers, total returns of the Select Value Fund prior to December 1, 2001 would have been lower. To obtain more current performance information, please call 1-800-432-7856 or visit www.heartlandfunds.com.

The Funds invest in stocks of small companies that may be more volatile and less liquid than those of larger companies. The Select Value and Value Plus Funds also invest in a smaller number of stocks (generally 30 to 60) than the average mutual fund. The change in value of a single holding may have a more pronounced effect on the Funds’ net asset value and performance than for other funds. Value-based investments are subject to the risk that the broad market may not recognize their intrinsic values.

[1]	Value of $10,000 from inception represents a hypothetical investment in the Fund for the period ended June 30, 2008.

The opinions expressed in this Annual Report are those of the portfolio managers, and are subject to change at any time based on market and other conditions. No predictions, forecasts, outlooks, expectations, or beliefs are guaranteed.

We are dedicated to long-term wealth creation through disciplined value investing.

— Bill J. Nasgovitz, President

HEARTLAND SELECT VALUE FUND

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

PORTFOLIO MANAGEMENT TEAM	MANAGEMENT REPORT

For the first half of 2008, the Heartland Select Value Fund (Investor Class) declined 2.45%. While never happy with negative returns, we are pleased that the Fund performed considerably better than its benchmarks: The Russell 3000 Value Index declined 13.28% while the S&P 500 Index lost 11.91%.

Long-term investors in the Fund have been richly rewarded for their long-term commitment. As shown in the chart, the Fund ranks in the upper 10 percent for the 3-, 5-, 10-year and Since Inception periods as of June 30, 2008.

	LIPPER RANKING - AMONG MULTI-CAP VALUE FUNDS
	Heartland Select Value Fund	Ranking in Universe	Percentile
	Since Inception (10/11/96)	6 out of 74	9%
	10 Years	4 out of 101	4%
	5 Years	9 out of 255	4%
	3 Years	10 out of 327	4%
	1 Year	60 out of 431	14%

	Lipper is an independent monitor of fund performance. Rankings reflect historical total returns relative to peers and are not intended to predict future results. Lipper does not guarantee the accuracy of this information. For purposes of Lipper rankings, the inception date of the Fund is October 17, 1996. Lipper category definitions are listed on the final page of this report.

	This is the result of our continuous efforts to find value regardless of size, and our patient determination to build shareholder wealth over the long-term. We remain confident that our disciplined, value oriented investment process will continue to benefit the patient and courageous shareholder, for whom current conditions might well represent a sound buying opportunity... we certainly believe this to be true.
	ENERGY STOCKS HAD A POSITIVE INFLUENCE

The fund benefited from our position in energy companies. Prior to the recent run-up in oil and natural gas prices, we concluded that decreasing production at major global oil fields combined with the lack of new oil sources would result in a supply inadequate for increased demand from emerging economies such as China and India. Our research uncovered several undervalued, high-quality companies in the sector. Three of these, including Grey Wolf, Inc. (GW), St. Mary Land & Exploration Co. (SM) and Swift Energy Co. (SFY), contributed significantly to the Fund’s return in the first six months of 2008.

AVOIDING CREDIT-SENSITIVE FINANCIALS ALSO POSITIVE

Our 2007 Annual Report expressed our concern that valuations in the financial sector did not yet fully represent continued underlying risks. These conditions persisted during the first half of 2008. Our shareholders benefited from the Fund’s continued lack of exposure to credit-sensitive financials, particularly banks.

CORN PRICES NEGATIVELY AFFECTED SMITHFIELD FOODS

Stocks in the consumer discretionary and consumer staples sectors hurt the Fund’s performance. In particular, Smithfield Foods, Inc. (SFD), a large producer and processor of pork, hindered portfolio performance for the first half of 2008. Corn price volatility, due to flooding in the Midwest, caused profit margins to quickly shrink.

We remain optimistic about the long-term outlook for Smithfield. In fact, hog prices for the summer of 2009 increased nearly 30%. Global pork demand, particularly from China, is still rising, with U.S. exports up 52% year-to-date.

SIZE MATTERED, BUT VALUATIONS AND SECURITY SELECTION MATTER MORE

While the large companies in the Fund performed well during the first six months, we recently found additional opportunities in small- and mid-sized companies. We believe our shareholders will benefit from this increased allocation to smaller stocks because, in previous market cycles, small-cap companies outperformed all other market capitalizations in a post-recessionary environment.

OPPORTUNITY IS FOUND IN THE SHORT TERM WHILE WEALTH IS BUILT OVER THE LONG TERM

We feel compelled to thank our shareholders for their confidence in the Fund, and (like our own), their long-term commitment. As surely as summer follows winter, so too markets cycle up and down, creating opportunity for the patient and disciplined investor. Thank you for being an investor with us.

	CAPITALIZATION BREAKDOWN (% of total investments)
	Select Value Fund as of June 30, 2008
	Large-Cap Companies	26.0%
	Mid-Cap Companies	42.9
	Small-Cap Companies	31.1
	Micro-Cap Companies	0.0

	Heartland Advisors considers large-cap companies to be larger than $10 billion in market cap, mid-cap companies to be between $2 billion and $10 billion, small-cap companies to be between $300 million and $2 billion, and micro-cap companies to be less than $300 million. The Balance of holdings were in short-term investments. Portfolio holdings are subject to change without notice.

HEARTLAND SELECT VALUE FUND

FUND PERFORMANCE SUMMARY

Average Annual Total Returns as of June 30, 2008	Inception Date	Since Inception	Ten Years	Five Years	Three Years	One Year	Year-To- Date*
Investor Class (HRSVX)	10-11-96	11.92%	10.61%	13.72%	8.76%	-11.02%	-2.45%
Institutional Class (HNSVX)	05-01-08	11.92	10.61	13.73	8.77	-10.98	-2.42
Russell 3000 Value Index	—	8.85	5.07	8.99	3.34	-19.02	-13.28
S&P 500 Index	—	7.18	2.88	7.58	4.41	-13.12	-11.91

As of the Prospectus dated 5/1/08, the expense ratios for the Investor and Institutional Class are 1.24% and 0.99%, respectively. The expense ratio for the Institutional Class is based on estimated gross expenses for the year ended December 31, 2008. Actual expenses may vary from those indicated. The performance of the Fund reflects the deduction of fees for value-added services associated with a mutual fund, such as investment management, fund accounting, and distribution (when applicable) and service fees. The performance shown reflects the reinvestment of all dividend, capital gains distributions, waivers and expense reimbursements. Current information may be available in a more recent Semiannual or Annual Report. The Advisor has voluntarily agreed to waive fees and/or reimburse expenses with respect to the Institutional Class, to the extent necessary to maintain the Institutional Class’ “Net Annual Operating Expenses” at a ratio of 0.99% of average daily net assets. This voluntary waiver/reimbursement may be discontinued at any time. Also, prior to December 1, 2001, the Advisor voluntarily waived a portion of the Select Value Fund’s expenses. Without such waivers and/or reimbursements, total returns may have been lower.

Past performance does not guarantee future results. Performance for the Institutional Class prior to May 1, 2008 is based on the performance of the Investor Class. Performance represents past performance; current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions. Subject to certain exceptions, shares of a Fund redeemed or exchanged within 10 days of purchase are subject to a 2% redemption fee. Performance does not reflect this fee, which if deducted would reduce an individual’s return. To obtain performance through the most recent month end, call 800-432-7856, or visit www.heartlandfunds.com.

*	Not Annualized.

SELECT VALUE FUND/INVESTOR CLASS – GROWTH OF $10,000 SINCE INCEPTION

Chart of growth of $10,000 represents a hypothetical investment in the Fund for the since inception (10/11/96) period ended June 30, 2008. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions.

PRINCIPAL INVESTMENT STRATEGIES

The Select Value Fund seeks long-term capital appreciation by investing in a concentrated portfolio of companies, which we believe are undervalued relative to their intrinsic value. The Fund utilizes Heartland’s disciplined and time-tested 10 Principles of Value Investing™ framework to identify companies with strong financial profiles and low prices relative to their earnings, cash flows and book values. We believe this value-based investment approach provides a margin of safety and limits downside risk relative to other equity investment strategies.

The distinguishing characteristic of the Fund is its ability to invest in companies of all sizes, usually greater than $500 million, providing it the flexibility to generate consistent returns in a variety of market environments.

INVESTMENT CONSIDERATIONS

In addition to stocks of large companies, the Select Value Fund invests in small and mid-sized companies that are generally less liquid than large companies. The Fund also invests in a smaller number of stocks (generally 40 to 60) than the average mutual fund. The performance of these holdings may increase the volatility of the Fund’s returns. Value-based investments are subject to the risk that the broad market may not recognize their intrinsic values.

WEIGHTED MEDIAN VALUATION ANALYSIS

Valuation Analysis and Index Source: FactSet Research Systems, Inc. Index definitions are listed on the final page of this report. It is not possible to invest directly in an index.

PORTFOLIO HIGHLIGHTS & STATISTICS

Number of holdings (excludes cash equivalents)	46
Net assets	$321 mil.
NAV (Investor Class)	$25.83
NAV (Institutional Class)	$25.84
Median market cap	$3,896 mil.
Weighted average market cap	$17,546 mil.

TOP TEN HOLDINGS – % OF NET ASSETS (EXCLUDES CASH EQUIVALENTS)

Swift Energy Co.	3.3%
MDU Resources Group, Inc.	3.3
Grey Wolf, Inc.	2.8
H&R Block, Inc.	2.7
Integrys Energy Group, Inc.	2.6
Covidien, Ltd.	2.6
St. Mary Land & Exploration Co.	2.5
UGI Corp.	2.4
Anadarko Petroleum Corp.	2.3
MasTec, Inc.	2.3

Portfolio holdings, statistics and manager views are subject to change without notice, and discussions of portfolio holdings are intended as illustrations of investment strategy, not as recommendations. Index definitions and investment terms are listed on the final page of this report. All information, unless otherwise indicated, is as of June 30, 2008.

HEARTLAND VALUE PLUS FUND

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

PORTFOLIO MANAGEMENT TEAM	MANAGEMENT REPORT

The Heartland Value Plus Fund gained an impressive 9.46% (Investor Class) during the first half of 2008, significantly outperforming its benchmark, the Russell 2000 Value Index, which lost 9.84%. The Russell 2000 Index declined 9.37%.

With many U.S. equity funds ending the first half of 2008 in negative territory, the Heartland Value Plus Fund stands apart as a clear leader. As the chart shows, the Fund ranked in the upper quartile for all time periods among small-cap value funds, according to Lipper, Inc. as of June 30, 2008.

	LIPPER RANKING - AMONG SMALL-CAP VALUE FUNDS
	Heartland Value Plus Fund	Ranking in Universe	Percentile
	Since Inception (10/26/93)	5 out of 28	18%
	10 Years	10 out of 93	11%
	5 Years	5 out of 199	3%
	3 Years	3 out of 248	2%
	1 Year	3 out of 314	1%

	Lipper is an independent monitor of fund performance. Rankings reflect historical total returns relative to peers and are not intended to predict future results. Lipper does not guarantee the accuracy of this information. For purposes of Lipper rankings, the inception date of the Fund is October 28, 1993. Lipper category definitions are listed on the final page of this report.

We believe the Fund’s 19% outperformance compared to the benchmark was the result of strict adherence to our investment process, which seeks undervalued, small-cap dividend-paying companies, with a catalyst for valuation improvement. Our contrarian approach served us well this first half of 2008.

RISING ENERGY PRICES GENERATED OPPORTUNITIES FOR THE FUND

Our fundamental research discovered favorable valuations in companies involved in upstream exploration for new oil and gas fields. These favorable valuations led to an overweight to energy that contributed positively to investment results.

Additionally, the upward march in oil prices is beginning to cause structural changes in the global economy, creating opportunity for our domestic industrial holdings, such as Briggs and Stratton Corp. (BGG), Superior Industries International, Inc. (SUP) and Cooper Tire & Rubber Co. (CTB). Over the past 25 years, the trend toward globalization and outsourcing has taken place because low energy prices enabled low transportation costs. These are no longer the rule: The cost to ship a standard 40 foot container from China to the U.S. has more than doubled. This has resulted in compelling values not yet recognized by the market.

THE FUND HAS BEEN A CAUTIOUS INVESTOR IN FINANCIALS

We have been underweight credit-sensitive financials, thus avoiding the difficulties that continue to unfold in this sector and contributing strongly to our relative outperformance. Despite pundits’ proclamation of a bottom, we have been concerned that valuations were not yet reflective of underlying risks, and we remain cautious due to concerns over revenue declines, deteriorating credit conditions, and increasingly stringent lending standards.

However, we will not overlook an undervalued company with strong fundamentals. Hilb Rogal & Hobbs Co. (HRH) is one such example. Hilb is an international broker of insurance and risk management services. We believed the company’s 10-year low price-to-book ratio would reverse as insurance markets improved. It fit our criteria well: sound fundamentals, catalyst for upward price movement, historically low valuation, and dividend paying. The stock rose 39% in the second quarter on a proposed takeover offer.

BARGAINS WERE FOUND IN THE AGRICULTURAL SECTOR AS WELL

American Vanguard Corp. (AVD) is a classic Heartland holding: underloved, underfollowed and undervalued. AVD is a manufacturer of agricultural chemicals used in growing corn, cotton, and other crops. Its performance thus far in 2008 has detracted from the Fund’s investment results, as the floods in the Midwest prevented farmers from using the company’s pre-emergent crop treatments. We believe demand for corn and thus AVD’s products will be even greater next year. Furthermore, the stock trades attractively relative to replacement cost and is not widely followed by Wall Street. We have been increasing our position in anticipation of market recognition for this company’s inherent value.

FEAR DRIVES IRRATIONALITY, IRRATIONALITY DRIVES INEFFICIENCY, INEFFICIENCY CREATES OPPORTUNITY

The market volatility in the first half of the year has been traumatic for consumers and investors alike. However, this volatility has created attractive entry points for the disciplined long-term value investor.

We would like to thank our shareholders for their confidence in the Fund, and (like our own), their long-term commitment. As surely as summer follows winter, so too markets cycle up and down, creating opportunity for the patient and disciplined investor. Thanks for being an investor with us.

HEARTLAND VALUE PLUS FUND

FUND PERFORMANCE SUMMARY

Average Annual Total Returns as of June 30, 2008	Inception Date	Since Inception	Ten Years	Five Years	Three Years	One Year	Year-To- Date*
Investor Class (HRVIX)	10-26-93	12.35%	9.85%	15.13%	11.16%	0.13%	9.46%
Institutional Class (HNVIX)	05-01-08	12.36	9.86	15.13	11.17	0.16	9.50
Russell 2000 Value Index	—	10.50	7.47	10.02	1.39	-21.63	-9.84
Russell 2000 Index	—	8.46	5.53	10.29	3.79	-16.19	-9.37

As of the Prospectus dated 5/1/08, the expense ratios for the Investor and Institutional Class are 1.21% and 0.96%, respectively. The expense ratio for the Institutional Class is based on estimated gross expenses for the year ended December 31, 2008. Actual expenses may vary from those indicated. The performance of the Fund reflects the deduction of fees for value-added services associated with a mutual fund, such as investment management, fund accounting, and distribution (when applicable) and service fees. The performance shown reflects the reinvestment of all dividend, capital gains distributions, waivers and expense reimbursements. Current information may be available in a more recent Semiannual or Annual Report. The Advisor has voluntarily agreed to waive fees and/or reimburse expenses with respect to the Institutional Class, to the extent necessary to maintain the Institutional Class’ “Net Annual Operating Expenses” at a ratio of 0.99% of average daily net assets. This voluntary waiver/reimbursement may be discontinued at any time. Without such waivers and/or reimbursements, total returns may have been lower.

Past performance does not guarantee future results. Performance for the Institutional Class prior to May 1, 2008 is based on the performance of the Investor Class. Performance represents past performance; current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions. Subject to certain exceptions, shares of a Fund redeemed or exchanged within 10 days of purchase are subject to a 2% redemption fee. Performance does not reflect this fee, which if deducted would reduce an individual’s return. To obtain performance through the most recent month end, call 800-432-7856, or visit www.heartlandfunds.com.

*	Not Annualized.

VALUE PLUS FUND/INVESTOR CLASS – GROWTH OF $10,000 SINCE INCEPTION

Chart of growth of $10,000 represents a hypothetical investment in the Fund for the since inception (10/26/93) period ended June 30, 2008. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions.

PRINCIPAL INVESTMENT STRATEGIES

The Value Plus Fund seeks long-term capital appreciation and modest current income by investing primarily in a concentrated portfolio of dividend-paying companies, which we believe are undervalued relative to their intrinsic value. The Fund utilizes Heartland’s disciplined and time-tested 10 Principles of Value Investing™ framework to identify companies with strong financial profiles and low prices relative to their earnings, cash flows and book values. We believe this value-based investment approach provides a margin of safety and limits downside risk relative to other equity investment strategies.

The Fund generally invests in companies with market capitalizations between $250 million and $4 billion, with a majority of its assets invested in companies that pay dividends. By investing in dividend paying companies, the Fund intends to capture the long-term capital appreciation of small-cap companies, while minimizing the volatility of returns inherent in the small-cap market.

INVESTMENT CONSIDERATIONS

The Value Plus Fund invests in small companies that are less liquid than large companies. The Fund also invests in a smaller number of stocks (generally 30 to 60) than the average mutual fund. The performance of these holdings may increase the volatility of the Fund’s returns. Value-based investments are subject to the risk that the broad market may not recognize their intrinsic values.

WEIGHTED MEDIAN VALUATION ANALYSIS

Valuation Analysis and Index Source: FactSet Research Systems, Inc. Index definitions are listed on the final page of this report. It is not possible to invest directly in an index.

PORTFOLIO HIGHLIGHTS & STATISTICS

Number of holdings (excludes cash equivalents and options)	50
Net assets	$457 mil.
NAV (Investor Class)	$24.95
NAV (Institutional Class)	$24.95
Median market cap	$764 mil.
Weighted average market cap	$1,444 mil.

TOP TEN HOLDINGS – % OF NET ASSETS (EXCLUDES CASH EQUIVALENTS)

St. Mary Land & Exploration Co.	5.0%
Olin Corp.	3.4
Cimarex Energy Co.	3.4
Datascope Corp.	3.3
Werner Enterprises, Inc.	3.1
Maximus, Inc.	3.0
Freightcar America, Inc.	2.9
CONMED Corp.	2.9
Packaging Corp. of America	2.8
American Vanguard Corp.	2.7

Portfolio holdings, statistics and manager views are subject to change without notice, and discussions of portfolio holdings are intended as illustrations of investment strategy, not as recommendations. Index definitions and investment terms are listed on the final page of this report. All information, unless otherwise indicated, is as of June 30, 2008.

HEARTLAND VALUE FUND

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

PORTFOLIO MANAGEMENT TEAM	MANAGEMENT REPORT

The Heartland Value Fund (Investor Class) declined 2.36% in the first half of 2008. While never satisfied with negative returns, we are pleased that the Fund substantially outperformed its benchmark, the Russell 2000 Value Index, which lost 9.84%. The Russell 2000 Index also decreased 9.37%.

Although encouraging that the Value Fund topped its benchmark, shareholders can be proud that the Fund ranks in the upper quartile for the 3-year through the Since Inception periods among small-cap core funds, according to Lipper, Inc.

	LIPPER RANKING - AMONG SMALL-CAP CORE FUNDS
	Heartland Value Fund	Ranking in Universe	Percentile
	Since Inception (12/28/84)	1 out of 11	1%
	15 Years	5 out of 52	10%
	10 Years	24 out of 193	13%
	5 Years	99 out of 486	21%
	3 Years	63 out of 628	11%
	1 Year	197 out of 786	26%

Lipper is an independent monitor of fund performance. Rankings reflect historical total returns relative to peers and are not intended to predict future results. Lipper does not guarantee the accuracy of this information. For purposes of Lipper rankings, the inception date of the Fund is January 3, 1985. Lipper category definitions are listed on the final page of this report.

In general, the first half of 2008 was exceptionally difficult for the stock market, as investors dealt with several failures in the financial sector, the unfolding credit crisis, a rise in energy prices, and deteriorating consumer sentiment. Throughout, we have maintained our value discipline, seeking small and micro-cap stocks we believe will create wealth for long-term, patient investors.

The following factors contributed to investment results:

	MICRO-CAP COMPANIES CONTINUE TO BE SHUNNED, CREATING OPPORTUNITY

As market volatility continued in 2008, investors ignored the smallest of the small companies in a flight to perceived safety. While no stock, regardless of size, has been left unscathed, the stocks in the smallest quintile of the Russell 2000 Index declined significantly, losing 23% year to date. With a median market capitalization of $155 million, the Value Fund was adversely impacted by the continued distaste for micro-caps.

Proudly contrarian, we believe now is an attractive time to invest in small-cap stocks. As evidenced by the bar chart, examination of history revealed that the 12 months following a recession generated substantial small-cap performance: 24.6%. By comparison, large-cap stocks have returned 15.8%.

	Performance still solid a year after recession ends (Over the last 11 recessions)

	Source: Center for Research in Security Prices, National Bureau of Economic Research, Merrill Lynch

	THE FUND BENEFITED FROM SUPERIOR SECURITY SELECTION IN ENERGY STOCKS

	Prior to the recent run-up in oil and natural gas prices, we concluded that decreasing production at major global oil fields combined with the lack of new oil sources would result in a supply inadequate for increased demand from emerging economies such as China and India. Based on our research process, we identified several attractively valued companies in the energy sector, many of which contributed to the Fund’s return. A few of these energy stocks include Clayton Williams Energy, Inc. (CWEI), Swift Energy Co. (SFY) and Comstock Resources, Inc. (CRK).

	An exploration and development company, Comstock Resources, Inc., emerged as a classic value investment. The company fit Heartland’s criteria: modest debt, low valuations, high insider ownership, capable management team and a catalyst for recognition. The catalyst, a recent sale of its offshore assets, deleveraged the company, allowing Comstock to improve its profitability in the near future.

	VALUE DISCIPLINE PROVIDED DOWNSIDE PROTECTION

	In our most recent annual report, we recognized that the first half of 2008 would be challenging. We believe our core disciplines, which have driven security selection throughout the Fund’s 24-year history, positioned the portfolio in inherently strong stocks during this bear market. Specifically, the portfolio companies’ aggregate debt to capital ratio was only 20. 8%, compared to the Russell 2000 Value Index ratio of 36. 3%. Our emphasis on financially sound, low-debt securities minimized the Fund’s losses during this period.

	OPPORTUNITY IS FOUND IN THE SHORT TERM, WHILE WEALTH IS BUILT OVER THE LONG TERM

	We feel compelled to thank our shareholders for their confidence in the Fund, and (like our own), their long-term commitment. As surely as summer follows winter, so too markets cycle up and down, creating opportunity for the patient long-term investor.

HEARTLAND VALUE FUND

FUND PERFORMANCE SUMMARY

Average Annual Total Returns as of June 30, 2008	Inception Date	Since Inception	Fifteen Years	Ten Years	Five Years	Three Years	One Year	Year-To- Date*
Investor Class (HRTVX)	12-28-84	14.29%	13.16%	10.78%	11.89%	8.46%	-13.07%	-2.36%
Institutional Class (HNTVX)	05-01-08	14.30	13.16	10.79	11.90	8.48	-13.03	-2.31
Russell 2000 Value Index	—	12.03	10.90	7.47	10.02	1.39	-21.63	-9.84
Russell 2000 Index	—	10.24	8.92	5.53	10.29	3.79	-16.19	-9.37

As of the Prospectus dated 5/1/08, the expense ratios for the Investor and Institutional Class are 1.14% and 0.89%, respectively. The expense ratio for the Institutional Class is based on estimated gross expenses for the year ended December 31, 2008. Actual expenses may vary from those indicated. The performance of the Fund reflects the deduction of fees for value-added services associated with a mutual fund, such as investment management, fund accounting, and distribution (when applicable) and service fees. The performance shown reflects the reinvestment of all dividend, capital gains distributions, waivers and expense reimbursements. Current information may be available in a more recent Semiannual or Annual Report. The Advisor has voluntarily agreed to waive fees and/or reimburse expenses with respect to the Institutional Class, to the extent necessary to maintain the Institutional Class’ “Net Annual Operating Expenses” at a ratio of 0.99% of average daily net assets. This voluntary waiver/reimbursement may be discontinued at any time. Without such waivers and/or reimbursements, total returns may have been lower.

Past performance does not guarantee future results. Performance for the Institutional Class prior to May 1, 2008 is based on the performance of the Investor Class. Performance represents past performance; current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions. Subject to certain exceptions, shares of a Fund redeemed or exchanged within 10 days of purchase are subject to a 2% redemption fee. Performance does not reflect this fee, which if deducted would reduce an individual’s return. To obtain performance through the most recent month end, call 800-432-7856, or visit www.heartlandfunds.com.

*	Not Annualized.

VALUE FUND/INVESTOR CLASS – GROWTH OF $10,000 SINCE INCEPTION

Chart of growth of $10,000 represents a hypothetical investment in the Fund for the since inception (12/28/84) period ended June 30, 2008. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions.

PRINCIPAL INVESTMENT STRATEGIES

The Value Fund seeks long-term capital appreciation by investing in small and micro-cap companies, which we believe are undervalued relative to their intrinsic value. The Fund utilizes Heartland’s disciplined and time-tested 10 Principles of Value Investing™ framework to identify companies with strong financial profiles and low prices relative to their earnings, cash flows and book values. We believe this value-based investment approach provides a margin of safety and limits downside risk relative to other equity investment strategies.

The Fund generally invests in companies with a market capitalization less than $1.5 billion and may invest a significant portion of its assets in companies with a market capitalization less than $300 million. The Fund focuses on the small and micro-cap market because it has historically provided superior long-term returns.

INVESTMENT CONSIDERATIONS

The Value Fund invests primarily in small companies selected on a value basis. Such securities may be more volatile and less liquid than those of larger companies and there is risk that the broad market may not recognize the intrinsic value of such securities.

WEIGHTED MEDIAN VALUATION ANALYSIS

Valuation Analysis and Index Source: FactSet Research Systems, Inc. Index definitions are listed on the final page of this report. It is not possible to invest directly in an index.

PORTFOLIO HIGHLIGHTS & STATISTICS

Number of holdings (excludes cash equivalents)	185
Net assets	$1,576 mil.
NAV (Investor Class)	$40.43
NAV (Institutional Class)	$40.45
Median market cap	$155 mil.
Weighted average market cap	$915 mil.

TOP TEN HOLDINGS – % OF NET ASSETS (EXCLUDES CASH EQUIVALENTS)

InterDigital, Inc.	4.9%
Swift Energy Co.	4.2
Clayton Williams Energy, Inc.	2.8
Sherritt International Corp.	2.6
Newpark Resources	2.5
Comstock Resources, Inc.	2.1
St. Mary Land & Exploration Co.	2.1
Federal Signal Corp.	1.5
Force Protection, Inc.	1.4
FuelCell Energy, Inc.	1.4

Portfolio holdings, statistics and manager views are subject to change without notice, and discussions of portfolio holdings are intended as illustrations of investment strategy, not as recommendations. Index definitions and investment terms are listed on the final page of this report. All information, unless otherwise indicated, is as of June 30, 2008.

THE HEARTLAND FAMILY OF EQUITY FUNDS —

ADDITIONAL FUND CHARACTERISTICS

MARKET CAP SEGMENTATION – % OF TOTAL INVESTMENTS

The Heartland Funds are managed according to our time-tested, value-driven philosophy. The core of this is outlined by Heartland’s trademarked 10 Principles of Value Investing.™ We believe this bargain-hunting process – which places emphasis on identifying a catalyst – may limit downside risk relative to other equity investment strategies, while providing an opportunity for upside capital appreciation.

What distinguishes each Heartland Fund is the size of the companies on which each Fund’s portfolio management team focuses. The following table summarizes the market capitalization of each of the Heartland Funds as of June 30, 2008. Portfolio holdings, statistics and manager views are subject to change without notice and discussions of portfolio holdings are intended as illustrations of investment strategy, not as recommendations.

	SELECT VALUE FUND	VALUE PLUS FUND	VALUE FUND
Micro-Cap Holdings – $0 - $300 million	0.0%	5.3%	40.5%
Small-Cap Holdings – $300 million - $2 billion	28.8	62.7	41.9
Mid-Cap Holdings – $2 - $10 billion	39.6	19.5	15.3
Large-Cap Holdings – Greater than $10 billion	24.0	0.0	0.0
Short-Term Investments	7.6	12.5	2.3
Total	100.0%	100.0%	100.0%

SECTOR ALLOCATION – % OF TOTAL INVESTMENTS

The following table summarizes the sector classifications of each of the Heartland Funds as of June 30, 2008. These sectors represent groupings of the industry classifications delineated within the Schedules of Investments for each Fund that follows. Portfolio holdings, statistics and manager views are subject to change without notice and discussions of portfolio holdings are intended as illustrations of investment strategy, not as recommendations.

	SELECT VALUE FUND	VALUE PLUS FUND	VALUE FUND
Consumer Discretionary	8.8%	6.0%	5.0%
Consumer Staples	5.3	0.0	3.4
Energy	15.5	18.3	26.4
Financials	5.9	4.5	5.7
Health Care	8.9	13.2	10.5
Industrials	19.8	19.7	19.6
Information Technology	11.3	12.0	21.7
Materials	8.5	13.8	5.4
Utilities	8.4	0.0	0.0
Short-Term Investments	7.6	12.5	2.3
Total	100.0%	100.0%	100.0%

FINANCIAL STATEMENTS

SELECT VALUE FUND - SCHEDULE OF INVESTMENTS

June 30, 2008 (Unaudited)

COMMON STOCKS (90.5%)	SHARES	VALUE
Aerospace & Defense (0.7%)
Ladish Co., Inc. (a)	110,000	$2,264,900
Air Freight & Logistics (1.5%)
FedEx Corp.	60,000	4,727,400
Auto Components (2.8%)
Johnson Controls, Inc.	180,000	5,162,400
Cooper Tire & Rubber Co.	500,000	3,920,000

		9,082,400
Beverages (1.9%)
Constellation Brands, Inc. (Class A) (a)	300,000	5,958,000
Capital Markets (3.9%)
Raymond James Financial, Inc.	250,000	6,597,500
Franklin Resources, Inc.	65,000	5,957,250

		12,554,750
Chemicals (4.0%)
The Dow Chemical Co.	200,000	6,982,000
PPG Industries, Inc.	100,000	5,737,000

		12,719,000
Communications Equipment (3.4%)
ADTRAN, Inc.	250,000	5,960,000
InterDigital, Inc. (a)	200,000	4,864,000

		10,824,000
Computers & Peripherals (1.9%)
Seagate Technology	325,000	6,217,250
Construction & Engineering (3.9%)
MasTec, Inc. (a)	700,000	7,462,000
KHD Humboldt Wedag International Ltd. (a)	164,100	5,174,073

		12,636,073
Diversified Consumer Services (2.7%)
H&R Block, Inc.	400,000	8,560,000
Electronic Equipment & Instruments (3.9%)
Avnet, Inc. (a)	230,000	6,274,400
Benchmark Electronics, Inc. (a)	375,000	6,127,500

		12,401,900
Energy Equipment & Services (5.0%)
Grey Wolf, Inc. (a)	1,000,000	9,030,000
ShawCor, Ltd. (Class A) (CAD) (b)	200,000	7,062,978

		16,092,978
Food & Staples Retailing (1.8%)
Longs Drug Stores Corp.	140,000	5,895,400
Food Products (1.5%)
Smithfield Foods, Inc. (a)	250,000	4,970,000
Gas Utilities (2.4%)
UGI Corp.	270,000	7,751,700
Health Care Equipment & Supplies (3.6%)
Covidien, Ltd.	175,000	8,380,750
Accuray, Inc. (a)	425,000	3,098,250

		11,479,000
Health Care Providers & Services (1.0%)
Humana, Inc. (a)	80,000	3,181,600
Hotels, Restaurants & Leisure (1.9%)
Royal Caribbean Cruises, Ltd.	265,000	5,954,550
Industrial Conglomerates (1.7%)
General Electric Co.	200,000	5,338,000
Insurance (1.9%)
Unum Group	300,000	6,135,000
Machinery (5.7%)
Caterpillar, Inc.	90,000	6,643,800
Timken Co.	200,000	6,588,000
Albany International Corp. (Class A)	180,000	5,220,000

		18,451,800
Marine (2.0%)
Ultrapetrol Bahamas, Ltd. (a)	520,000	6,557,200
Metals & Mining (2.2%)
Alcoa, Inc.	200,000	7,124,000
Multi-Utilities (5.9%)
MDU Resources Group, Inc.	300,000	10,458,000
Integrys Energy Group, Inc.	165,000	8,386,950

		18,844,950
Multiline Retail (1.2%)
Kohl’s Corp. (a)	100,000	4,004,000
Oil, Gas & Consumable Fuels (10.2%)
Swift Energy Co. (a)	160,000	10,569,600
St. Mary Land & Exploration Co.	125,000	8,080,000
Anadarko Petroleum Corp.	100,000	7,484,000
ConocoPhillips Co.	70,000	6,607,300

		32,740,900
Paper & Forest Products (2.1%)
P.H. Glatfelter Co.	500,000	6,755,000
Pharmaceuticals (4.1%)
Wyeth	150,000	7,194,000
Sciele Pharma, Inc.	310,000	5,998,500

		13,192,500
Road & Rail (1.9%)
Werner Enterprises, Inc.	335,000	6,224,300
Semiconductors (1.9%)
LSI Corp. (a)	1,000,000	6,140,000
Trading Companies & Distributors (1.9%)
WESCO International, Inc. (a)	150,000	6,006,000

TOTAL COMMON STOCKS (Cost $284,412,060)		$290,784,551

SHORT-TERM INVESTMENTS (7.5%)	PAR AMOUNT	VALUE
TIME DEPOSITS (7.5%)(c)
Brown Brothers Harriman, 1.60%	$24,052,528	$24,052,528

TOTAL SHORT-TERM INVESTMENTS (Cost $24,052,528)		$24,052,528

TOTAL INVESTMENTS (Cost $308,464,588) (98.0%)		$314,837,079
Other assets and liabilities, net (2.0%)		6,262,750

TOTAL NET ASSETS (100.0%)		$321,099,829

(a)	Non-income producing security.
(b)	Foreign-denominated security.
(c)	Time deposits are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rate listed is as of June 30, 2008.
(CAD)	Canadian issuer.

Industry and sector classifications for each security held are generally determined by referencing the Global Industry Classification Standard Codes (GICS) developed by Standard & Poor’s and Morgan Stanley Capital International.

The accompanying Notes to Financial Statements are an integral part of these Statements.

VALUE PLUS FUND - SCHEDULE OF INVESTMENTS

June 30, 2008 (Unaudited)

COMMON STOCKS (90.1%)	SHARES	VALUE
Aerospace & Defense (2.8%)
Applied Signal Technology, Inc.	600,000	$8,196,000
Triumph Group, Inc.	100,000	4,710,000

		12,906,000
Auto Components (3.3%)
Sauer-Danfoss, Inc.	225,000	7,008,750
Cooper Tire & Rubber Co.	600,000	4,704,000
Superior Industries International, Inc.	200,000	3,376,000

		15,088,750
Building Products (1.5%)
Insteel Industries, Inc.	250,000	4,577,500
Universal Forest Products, Inc.	75,000	2,247,000

		6,824,500
Chemicals (9.1%)
Olin Corp.	600,000	15,708,000
American Vanguard Corp.	1,000,000	12,300,000
Chemtura Corp.	1,500,000	8,760,000
Arch Chemicals, Inc.	150,000	4,972,500

		41,740,500
Commercial Services & Supplies (5.2%)
Navigant Consulting, Inc. (a)	600,000	11,736,000
CDI Corp.	250,000	6,360,000
ABM Industries, Inc.	250,000	5,562,500

		23,658,500
Containers & Packaging (2.8%)
Packaging Corp. of America	600,000	12,906,000
Diversified Financial Services (2.3%)
Asset Acceptance Capital Corp. (a)	850,000	10,387,000
Electrical Equipment (0.7%)
LSI Industries, Inc.	387,800	3,148,936
Electronic Equipment & Instruments (3.4%)
Park Electrochemical Corp.	400,000	9,724,000
CTS Corp.	600,000	6,030,000

		15,754,000
Energy Equipment & Services (7.1%)
Grey Wolf, Inc. (a)	1,250,000	11,287,500
Global Industries, Ltd. (a)	500,000	8,965,000
Carbo Ceramics, Inc.	125,000	7,293,750
Tidewater, Inc.	75,000	4,877,250

		32,423,500
Health Care Equipment & Supplies (11.7%)
Datascope Corp.	325,000	15,275,000
CONMED Corp. (a)	500,000	13,275,000
Teleflex, Inc.	200,000	11,118,000
STERIS Corp.	350,000	10,066,000
The Cooper Companies, Inc.	100,000	3,715,000

		53,449,000
Health Care Providers & Services (0.5%)
Chemed Corp.	64,172	2,349,337
Health Care Technology (1.3%)
Omnicell, Inc. (a)	466,600	6,149,788
Insurance (2.4%)
Hilb Rogal & Hobbs Co.	250,000	10,865,000
IT Services (4.4%)
MAXIMUS, Inc.	400,000	13,928,000
Perot Systems Corp. (Class A) (a)	400,000	6,004,000

		19,932,000
Machinery (6.1%)
FreightCar America, Inc.	375,000	13,312,500
Federal Signal Corp.	900,000	10,800,000
Briggs & Stratton Corp.	300,000	3,804,000

		27,916,500
Media (2.0%)
PRIMEDIA, Inc.	1,300,000	6,058,000
Regal Entertainment Group	200,000	3,056,000

		9,114,000
Metals & Mining (2.2%)
Worthington Industries, Inc.	350,000	7,175,000
Amerigo Resources, Ltd. (CAD) (b)	2,000,000	3,021,385

		10,196,385
Multiline Retail (0.9%)
Fred’s, Inc. (Class A)	350,000	3,934,000
Oil, Gas & Consumable Fuels (11.8%)
St. Mary Land & Exploration Co.	350,000	22,624,000
Cimarex Energy Co.	225,000	15,675,750
Frontier Oil Corp.	400,000	9,564,000
Berry Petroleum Co. (Class A)	100,000	5,888,000

		53,751,750
Road & Rail (3.1%)
Werner Enterprises, Inc.	750,000	13,935,000
Semiconductors (4.6%)
Micrel, Inc.	1,300,000	11,895,000
Cohu, Inc.	400,000	5,872,000
Actel Corp. (a)	180,000	3,033,000

		20,800,000
Transportation Infrastructure (0.9%)
Quixote Corp.	525,000	4,320,750

TOTAL COMMON STOCKS (Cost $397,160,268)		$411,551,196

SHORT-TERM INVESTMENTS (12.9%)	PAR AMOUNT	VALUE
TIME DEPOSITS (12.9%)(c)
Brown Brothers Harriman, 1.60%	$58,853,083	$58,853,083

TOTAL SHORT-TERM INVESTMENTS (Cost $58,853,083)		$58,853,083

TOTAL INVESTMENTS (Cost $456,013,351) (103.0%)		$470,404,279
Other assets and liabilities, net (-3.0%)		(13,608,781)

TOTAL NET ASSETS (100.0%)		$456,795,498

(a)	Non-income producing security.
(b)	Foreign-denominated security.
(c)	Time deposits are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rate listed is as of June 30, 2008.
(CAD)	Canadian issuer.

Industry and sector classifications for each security held are generally determined by referencing the Global Industry Classification Standard Codes (GICS) developed by Standard & Poor’s and Morgan Stanley Capital International.

The accompanying Notes to Financial Statements are an integral part of these Statements.

VALUE FUND - SCHEDULE OF INVESTMENTS

June 30, 2008 (Unaudited)

COMMON STOCKS (97.1%)	SHARES	VALUE
Aerospace & Defense (0.3%)
Herley Industries, Inc. (a)	332,719	$4,418,508
Airlines (1.0%)
Alaska Air Group, Inc. (a)	1,000,000	15,340,000
Auto Components (0.6%)
Strattec Security Corp.	100,000	3,522,000
Wonder Auto Technology, Inc. (a)	400,000	2,812,000
Hy-Drive Technologies, Ltd. (CAD) (b)(c)(d)	5,000,000	2,452,423
Tongxin International Ltd. (a)	75,002	615,016

		9,401,439
Biotechnology (1.2%)
Sangamo BioSciences, Inc. (a)(b)	1,633,549	16,253,813
China-Biotics, Inc. (a)	150,000	1,912,500
Isolagen, Inc. (a)(b)	2,642,500	872,025

		19,038,338
Building Products (0.3%)
Patrick Industries, Inc. (a)(d)	293,525	2,198,502
Maezawa Kasei Industries Co., Ltd. (JPY) (c)	200,000	2,009,984

		4,208,486
Capital Markets (0.9%)
Cowen Group, Inc. (a)	700,000	5,404,000
BGC Partners, Inc. (Class A) (a)	661,567	4,994,831
FirstCity Financial Corp. (a)(b)	990,000	4,425,300

		14,824,131
Chemicals (1.5%)
Chemtura Corp.	3,000,000	17,520,000
Omnova Solutions, Inc. (a)	2,000,000	5,560,000

		23,080,000
Commercial Banks (1.2%)
Eastern Virginia Bankshares, Inc. (d)	200,000	3,200,000
Hawthorn Bancshares, Inc. (d)	116,463	2,943,020
StellarOne Corp.	175,311	2,559,533
Tamalpais Bank (b)(d)	200,000	2,250,000
Sterling Financial Corp.	500,000	2,070,000
Southern Community Financial Corp.	300,000	1,845,000
Texas Capital Bancshares, Inc. (a)	100,000	1,600,000
Fidelity Southern Corp. (b)	314,322	1,467,884
Pacific Premier Bancorp, Inc. (a)	240,700	1,239,605

		19,175,042
Commercial Services & Supplies (5.6%)
Intersections, Inc. (a)(b)(d)	1,500,000	16,395,000
LECG Corp. (a)(b)	1,819,640	15,903,654
Navigant Consulting, Inc. (a)	750,000	14,670,000
Hudson Highland Group, Inc. (a)	1,000,000	10,470,000
Perma-Fix Environmental Services, Inc. (a)	2,500,000	7,225,000
TRC Cos., Inc. (a)(b)	1,750,000	7,035,000
Spherion Corp. (a)	1,500,000	6,930,000
Barrett Business Services, Inc.	484,400	5,730,452
RCM Technologies, Inc. (a)(b)(d)	799,505	3,445,866

		87,804,972
Communications Equipment (9.7%)
InterDigital, Inc. (a)(b)	3,178,400	77,298,688
Sycamore Networks, Inc. (a)	5,000,000	16,100,000
Avanex Corp. (a)(b)	14,000,000	15,820,000
Aastra Technologies, Ltd. (CAD) (a)(c)	426,700	9,254,794
Extreme Networks, Inc. (a)	2,945,056	8,363,959
EMS Technologies, Inc. (a)	320,065	6,990,219
Westell Technologies, Inc. (a)(b)	3,344,400	4,514,940
Hemisphere GPS, Inc. (CAD) (a)(c)	1,000,000	4,277,026
Ditech Networks, Inc. (a)(b)	1,778,719	3,824,246
Lantronix, Inc. (a)(b)(d)	5,500,000	3,685,000
EF Johnson Technologies, Inc. (a)(b)	1,814,675	3,175,681

		153,304,553
Construction & Engineering (0.7%)
Insituform Technologies, Inc. (Class A) (a)	500,000	7,615,000
URS Corp. (a)	100,000	4,197,000

		11,812,000
Diversified Consumer Services (0.8%)
Regis Corp.	400,000	10,540,000
Lincoln Educational Services Corp. (a)	116,400	1,353,732

		11,893,732
Diversified Financial Services (1.4%)
Encore Capital Group, Inc. (a)(b)	1,500,000	13,245,000
Asset Acceptance Capital Corp. (a)	622,500	7,606,950
Collection House, Ltd. (AUD) (c)(d)	4,600,000	2,027,966

		22,879,916
Electrical Equipment (3.9%)
FuelCell Energy, Inc. (a)	3,000,000	21,300,000
Magnetek, Inc. (a)(b)	2,850,000	12,055,500
Xantrex Technology, Inc. (CAD) (a)(c)	1,200,000	11,771,630
HLS Systems International, Ltd. (a)	1,600,000	8,384,000
C&D Technologies, Inc. (a)	500,000	4,230,000
UQM Technologies, Inc. (a)(b)	1,825,373	4,015,821
China Ritar Power Corp. (a)	26,300	124,925

		61,881,876
Electronic Equipment & Instruments (1.5%)
Richardson Electronics, Ltd. (b)	1,400,000	8,302,000
Wireless Ronin Technologies, Inc. (a)(b)	1,380,000	6,775,800
Napco Security Systems, Inc. (a)(b)	653,600	2,960,808
O.I. Corp. (b)	245,900	2,754,080
MOCON, Inc.	200,000	2,178,000

		22,970,688
Energy Equipment & Services (4.6%)
Newpark Resources, Inc. (a)(b)	5,000,000	39,300,000
Unit Corp. (a)	200,000	16,594,000
China Natural Gas, Inc. (a)(b)	1,500,000	9,000,000
Global Industries, Ltd. (a)	400,000	7,172,000

		72,066,000
Food Products (2.5%)
Origin Agritech, Ltd. (a)(b)	2,000,000	11,960,000
Riken Vitamin Co., Ltd. (JPY) (c)(d)	366,800	10,571,800
Agria Corp. (a)	1,841,500	7,881,620
Hanover Foods Corp. (Class A) (a)(d)(e)	49,250	4,518,687
The Inventure Group, Inc. (a)(b)(d)	1,900,622	3,269,070
Monterey Gourmet Foods, Inc. (a)	547,257	1,105,459

		39,306,636
Health Care Equipment & Supplies (4.0%)
Accuray, Inc. (a)(b)	2,105,942	15,352,317
Osteotech, Inc. (a)(b)	1,449,157	8,245,704
Fukuda Denshi Co., Ltd. (JPY) (c)(d)	300,000	7,685,787
National Dentex Corp. (a)(b)(d)	530,000	6,699,200
STAAR Surgical Co. (a)(b)	2,000,000	6,200,000
Nissui Pharmaceutical Co., Ltd. (JPY) (c)(d)	938,000	6,034,228
STERIS Corp.	150,000	4,314,000
Digirad Corp. (a)(b)(d)	1,700,000	3,587,000
Trinity Biotech plc (ADR) (a)	900,000	3,474,000
Home Diagnostics, Inc. (a)	100,000	906,000

		62,498,236
Health Care Providers & Services (3.0%)
BioScrip, Inc. (a)(b)	3,640,000	9,427,600
PDI, Inc. (a)(b)	1,000,000	8,710,000
America Service Group, Inc. (a)(b)	885,000	8,097,750
Hooper Holmes, Inc. (a)(b)	6,500,000	6,630,000
Medical Staffing Network Holdings, Inc. (a)(d)	1,200,000	4,632,000
Ensign Group, Inc.	402,225	4,625,588
Animal Health International, Inc. (a)	500,000	3,115,000
SRI/Surgical Express, Inc. (a)(b)(d)	500,000	1,625,000

		46,862,938

The accompanying Notes to Financial Statements are an integral part of these Statements.

VALUE FUND - SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2008 (Unaudited)

COMMON STOCKS (CONTINUED)	SHARES	VALUE
Hotels, Restaurants & Leisure (0.0%)
Buca, Inc. (a)(b)	1,950,000	$758,550
Household Durables (0.1%)
Flexsteel Industries, Inc. (d)	100,000	1,125,000
Household Products (0.6%)
Oil-Dri Corp. of America (b)	562,500	10,096,875
Insurance (1.6%)
Presidential Life Corp.	1,000,000	15,420,000
Specialty Underwriters’ Alliance, Inc. (a)(b)	1,350,000	7,249,500
Meadowbrook Insurance Group, Inc.	400,000	2,120,000

		24,789,500
IT Services (2.6%)
TechTeam Global, Inc. (a)(b)(d)	1,042,600	11,145,394
Tier Technologies, Inc. (Class B) (a)	950,000	7,609,500
StarTek, Inc. (a)(b)	750,000	7,050,000
Computer Task Group, Inc. (a)(b)(d)	1,340,806	6,864,927
SM&A (a)(b)	1,000,000	4,770,000
Analysts International Corp. (a)(b)(d)	2,300,000	3,151,000

		40,590,821
Life Sciences, Tools & Services (0.4%)
Cambrex Corp. (a)	1,000,000	5,870,000
CNS Response, Inc. (a)(b)(d)	1,800,000	1,260,000

		7,130,000
Machinery (6.6%)
Federal Signal Corp.	2,010,000	24,120,000
Force Protection, Inc. (a)(b)	6,475,000	21,432,250
FreightCar America, Inc.	330,000	11,715,000
Flanders Corp. (a)(b)	1,411,067	8,536,955
Portec Rail Products, Inc. (b)(d)	700,000	8,085,000
Met-Pro Corp.	533,333	7,119,996
Briggs & Stratton Corp.	500,000	6,340,000
Mueller Water Products, Inc. (Class B)	650,000	5,551,000
Basin Water, Inc. (a)	906,241	4,241,208
MFRI, Inc. (a)	200,000	3,020,000
Supreme Industries, Inc. (Class A) (b)(d)	600,000	2,922,000
Mueller Water Products, Inc. (Class A)	150,000	1,210,500

		104,293,909
Media (0.8%)
Horipro, Inc. (JPY) (c)(d)	700,000	8,109,635
Saga Communications, Inc. (a)	383,000	1,918,830
Spanish Broadcasting System, Inc. (Class A) (a)(b)	1,500,000	1,710,000
SPAR Group, Inc. (a)(b)(d)	1,228,000	1,006,960

		12,745,425
Metals & Mining (3.9%)
PolyMet Mining Corp. (CAD) (a)(c)	4,000,000	15,342,358
Iamgold Corporation (CAD) (c)	1,999,000	11,863,792
Canam Group, Inc. (CAD) (c)	750,000	7,408,770
U.S. Silver Corp. (a)(b)(c)	12,500,000	5,517,952
North American Tungsten Corp., Ltd. (CAD) (c)(d)	5,050,700	5,450,039
Midway Gold Corp. (CAD) (a)(b)(c)	2,500,000	4,904,846
First Majestic Silver Corp. (CAD) (a)(c)	1,000,000	4,512,458
Baffinland Iron Mines Corp. (CAD) (a)(c)	1,000,000	3,041,005
Northern Star Mining Corp. (CAD) (c)	3,000,000	2,942,908

		60,984,128
Multiline Retail (1.2%)
Fred’s, Inc. (Class A)	1,443,100	16,220,444
Duckwall-ALCO Stores, Inc. (a)(b)	380,400	3,499,680

		19,720,124
Oil, Gas & Consumable Fuels (21.7%)
Swift Energy Co. (a)	1,000,000	66,060,000
Clayton Williams Energy, Inc. (a)	400,000	43,980,000
Sherritt International Corp. (CAD) (c)	2,744,200	41,321,827
Comstock Resources, Inc. (a)(f)	400,000	33,772,000
St. Mary Land & Exploration Co.	500,000	32,320,000
Ultrashort Oil & Gas Proshares	1,000,000	26,840,000
TXCO Resources, Inc. (a)	1,250,000	14,700,000
Rossetta Resources, Inc. (a)	500,000	14,250,000
Stone Energy Corp. (a)	200,000	13,182,000
Fairborne Energy, Ltd. (CAD) (c)	1,000,000	12,811,458
Frontier Oil Corp.	500,000	11,955,000
Quest Resource Corp. (a)	1,000,000	11,410,000
Brigham Exploration Co. (a)	700,000	11,081,000
Galleon Energy, Inc. (Class A) (CAD) (c)	250,000	5,069,158
Far East Energy Corp. (a)(b)	5,000,000	3,450,000

		342,202,443
Personal Products (0.2%)
Nature’s Sunshine Products, Inc. (d)(e)	500,000	3,375,000
Pharmaceuticals (1.9%)
Discovery Laboratories, Inc. (a)(b)	6,000,000	9,900,000
Fuji Pharmaceutical Co., Ltd. (JPY) (c)(d)	455,300	8,834,115
Caraco Pharmaceutical Laboratories, Ltd. (a)	500,000	6,600,000
ASKA Pharmaceutical Co., Ltd. (JPY) (c)	500,000	4,003,014

		29,337,129
Road & Rail (0.3%)
Marten Transport, Ltd. (a)	300,000	4,791,000
Semiconductors (6.0%)
Skyworks Solutions, Inc. (a)	2,000,000	19,740,000
TriQuint Semiconductor, Inc. (a)	3,000,000	18,180,000
Axcelis Technologies, Inc. (a)	3,000,000	14,640,000
Micrel, Inc.	1,250,000	11,437,500
Lattice Semiconductor Corp. (a)	3,250,000	10,172,500
Actel Corp. (a)	600,000	10,110,000
hi/fn, inc. (a)(b)	1,342,526	6,189,045
FSI International, Inc. (a)(b)	2,021,457	2,708,752
Kopin Corp. (a)	555,411	1,594,030

		94,771,827
Software (1.8%)
Dynamics Research Corp. (a)(b)(d)	784,516	8,237,418
ePlus, Inc. (a)(e)	327,882	4,436,243
Actuate Corp. (a)	1,000,000	3,910,000
Intervoice, Inc. (a)	500,000	2,850,000
Catapult Communications Corp. (a)	400,000	2,848,000
EPIQ Systems, Inc. (a)	200,000	2,840,000
CallWave, Inc. (a)	1,000,000	2,600,000

		27,721,661
Specialty Retail (0.5%)
Brown Shoe Co., Inc.	300,000	4,065,000
Shoe Carnival, Inc. (a)	300,000	3,537,000

		7,602,000
Textiles, Apparel & Luxury Goods (1.0%)
Lakeland Industries, Inc. (a)(b)	500,000	6,340,000
Ashworth, Inc. (a)(b)(d)	1,131,700	3,949,633
Hampshire Group, Ltd. (a)(b)(d)(e)	450,920	2,322,238
LaCrosse Footwear, Inc. (d)	137,590	2,012,942
Phoenix Footwear Group, Inc. (a)(b)(d)	796,000	1,217,880

		15,842,693

The accompanying Notes to Financial Statements are an integral part of these Statements.

VALUE FUND - SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2008 (Unaudited)

COMMON STOCKS (CONTINUED)	SHARES	VALUE
Thrifts & Mortgage Finance (0.4%)
B of I Holding, Inc. (a)(d)	400,000	$2,956,000
HF Financial Corp. (d)	144,057	2,348,129
Riverview Bancorp, Inc.	140,600	1,040,440
Timberland Bancorp, Inc.	100,000	802,000

		7,146,569
Trading Companies & Distributors (0.5%)
Industrial Distribution Group, Inc. (a)(b)	500,000	5,995,000
Aceto Corp.	300,000	2,292,000

		8,287,000
Transportation Infrastructure (0.3%)
Quixote Corp. (b)	550,000	4,526,500

TOTAL COMMON STOCKS (Cost $1,402,115,759)		$1,530,605,645

WARRANTS (0.0%)
Biotechnology (0.0%)
Senesco Technologies, Inc. (e)	50,000	$—
Energy Equipment & Services (0.0%)
China Natural Gas, Inc. (b)(e)	225,000	—
Life Sciences, Tools & Services (0.0%)
CNS Repsonse, Inc. (b)(e)	540,000	—
Metals & Mining (0.0%)
Polymet Mining Corp. (CAD) (a)(c)(e)	1,000,000	—

TOTAL WARRANTS (Cost $—)		$—

SHORT-TERM INVESTMENTS (2.3%)	PAR AMOUNT	VALUE
TIME DEPOSITS (2.3%)(f)
Brown Brothers Harriman, 1.60%	$35,689,521	$35,689,521

TOTAL SHORT-TERM INVESTMENTS (Cost $35,689,521)		$35,689,521

TOTAL INVESTMENTS (Cost $1,437,805,280) (99.4%)		$1,566,295,166
Other assets and liabilities, net (0.6%)		9,718,115

TOTAL NET ASSETS (100.0%)		$1,576,013,281

(a)	Non-income producing security.
(b)	Affiliated company. See Note 10 in Notes to Financial Statements.
(c)	Foreign-denominated security.
(d)	Illiquid security, pursuant to guidelines established by the Board of Directors. See Note 2(i) in Notes to Schedules of Investments.
(e)	Valued at fair value using methods determined by the Board of Directors. See Note 2(a) in Notes to Financial Statements.
(f)	Security pledged as collateral on written options. See note 2(h) in Notes to Financial Statements.
(g)	Time deposits are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rate listed is as of June 30, 2008.
(ADR)	American Depositary Receipt.
(AUD)	Australian issuer.
(CAD)	Canadian issuer.
(JPY)	Japanese issuer.

Industry and sector classifications for each security held are generally determined by referencing the Global Industry Classification Standard Codes (GICS) developed by Standard & Poor’s and Morgan Stanley Capital International.

The accompanying Notes to Financial Statements are an integral part of these Statements.

STATEMENTS OF ASSETS AND LIABILITIES

June 30, 2008 (Unaudited)

	SELECT VALUE FUND	VALUE PLUS FUND	VALUE FUND
ASSETS:
Investments in securities, at cost(a)	$308,464,588	$456,013,351	$1,437,805,280

Investments in securities, at value	$314,837,079	$470,404,279	$1,034,464,641
Investments in affiliates, at value (see Note 10)	—	—	531,830,525

Total Investments, at value	314,837,079	470,404,279	1,566,295,166

Foreign currency, at value (cost $0, $0 and $3,074,028, respectively)	—	—	3,113,544
Receivable for securities sold	5,794,380	4,951,531	11,347,509
Accrued dividends and interest	516,494	428,366	621,150
Receivable for capital shares issued	362,323	1,907,830	679,196
Prepaid expenses	60,151	82,586	167,331

Total Assets	321,570,427	477,774,592	1,582,223,896

LIABILITIES:
Written covered call options, at value (proceeds $0, $0, and $988,000, respectively)	—	—	2,840,000
Payable for securities purchased	—	19,720,902	1,240,696
Payable for capital shares redeemed	354,200	1,143,463	1,527,942
Accrued expenses
Fund accounting fees	6,548	8,563	35,742
Transfer agency fees	63,442	44,017	296,425
Other	46,408	62,149	269,810

Total Liabilities	470,598	20,979,094	6,210,615

TOTAL NET ASSETS	$321,099,829	$456,795,498	$1,576,013,281

NET ASSETS CONSIST OF:
Paid in capital	$314,556,935	$433,270,533	$1,360,461,490
Accumulated undistributed (distributions in excess of) net investment income (loss)	426,350	(12,911)	(10,243,517)
Accumulated undistributed (losses) gains on investments, futures, options and translation of assets and liabilities in foreign currency	(255,947)	9,054,698	99,096,463
Net unrealized appreciation on investments	6,372,491	14,483,178	126,698,845

TOTAL NET ASSETS	$321,099,829	$456,795,498	$1,576,013,281

NET ASSET VALUE, OFFERING PRICE & REDEMPTION PRICE PER SHARE:

INVESTOR CLASS:
Net assets	$312,114,795	$447,597,603	$1,545,421,780
Shares outstanding	12,084,472	17,937,259	38,223,647

NET ASSET VALUE, OFFERING PRICE & REDEMPTION PRICE PER SHARE	$25.83	$24.95	$40.43

INSTITUTIONAL CLASS(b):
Net assets	$8,985,034	$9,197,895	$30,591,501
Shares outstanding	347,710	368,663	756,307

NET ASSET VALUE, OFFERING PRICE & REDEMPTION PRICE PER SHARE	$25.84	$24.95	$40.45

(a)	Includes cost of investments in affiliates of $592,262,096 for the Value Fund. See Note 10 in Notes to Financial Statements.
(b)	Institutional Class commenced operations on May 1, 2008.

The accompanying Notes to Financial Statements are an integral part of these Statements.

STATEMENTS OF OPERATIONS

For the Semiannual Period Ended June 30, 2008 (Unaudited)

	SELECT VALUE FUND	VALUE PLUS FUND	VALUE FUND
INVESTMENT INCOME:
Dividends	$2,380,357	$2,707,157	$5,686,460
Interest	7,875	132,125	812,875
Foreign tax withheld	(3,617)	(19,063)	(130,960)

Total Investment Income	2,384,615	2,820,219	6,368,375

EXPENSES:
Management fees	1,150,017	1,009,640	5,821,281
Distribution fees – Investor Class	380,307	358,074	1,416,458
Transfer agency fees	229,910	192,167	1,009,416
Fund accounting fees	42,556	40,146	203,560
Custodian fees	11,741	12,191	88,628
Printing and communication fees	22,414	18,286	87,183
Postage fees	17,849	7,779	48,942
Legal fees	14,183	12,473	79,320
Registration fees	33,131	30,066	23,985
Director’s fees	9,196	7,715	47,861
Audit fees	16,098	17,714	21,749
Insurance fees	19,030	14,050	100,804
Other expenses	11,974	10,764	57,321

Total expenses before waivers	1,958,406	1,731,065	9,006,508
Expenses waived by Investment Advisor (See Note 4)	(677)	(322)	(1,443)

Net Expenses	1,957,729	1,730,743	9,005,065

NET INVESTMENT INCOME (LOSS)	426,886	1,089,476	(2,636,690)

REALIZED & UNREALIZED (LOSSES) GAINS ON INVESTMENTS, FUTURES, OPTIONS AND TRANSLATION OF ASSETS AND LIABILITIES IN FOREIGN CURRENCY:
Net realized gains (losses) on:
Investments and foreign currency translation	1,108,714	9,370,737	98,997,023
Futures contracts	—	(336,707)	(1,296,605)
Written covered call options	—	—	2,616,486
Net change in unrealized appreciation (depreciation) on:
Investments and foreign currency translation	(11,260,856)	10,902,388	(140,468,495)
Futures contracts	—	—	—
Written covered call options	—	—	(2,472,717)

TOTAL REALIZED & UNREALIZED NET (LOSSES) GAINS ON INVESTMENTS, FUTURES, OPTIONS AND TRANSLATION OF ASSETS IN FOREIGN CURRENCY	(10,152,142)	19,936,418	(42,624,308)

NET (DECREASE) INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(9,725,256)	$21,025,894	$(45,260,998)

The accompanying Notes to Financial Statements are an integral part of these Statements.

STATEMENTS OF CHANGES IN NET ASSETS

	SELECT VALUE FUND		VALUE PLUS FUND
	For the Semiannual Period Ended June 30, 2008 (Unaudited)	Year Ended December 31, 2007	For the Semiannual Period Ended June 30, 2008 (Unaudited)	Year Ended December 31, 2007
FROM INVESTMENT OPERATIONS:
Net investment income (loss)	$426,886	$1,964,670	$1,089,476	$4,317,332
Net realized gains on investments, futures, options and translation of assets and liabilities in foreign currency	1,108,714	30,600,378	9,034,030	45,134,560
Net change in unrealized appreciation (depreciation) on investments, futures, options and translation of assets and liabilities in foreign currency	(11,260,856)	(23,644,899)	10,902,388	(38,446,712)

Net increase (decrease) in net assets resulting from operations	(9,725,256)	8,920,149	21,025,894	11,005,180

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Investor Class	(5,014)	(1,989,478)	(1,086,769)	(3,935,524)
Institutional Class(a)	—	—	(14,611)	—
Net realized gains on investments:
Investor Class	16,493	(27,868,490)	20,668	(44,478,703)
Institutional Class(a)	—	—	—	—

Total distributions to shareholders	11,479	(29,857,968)	(1,080,712)	(48,414,227)

CAPITAL TRANSACTIONS:
Investor Class:
Proceeds from shares issued	57,867,683	147,189,312	239,943,800	84,846,565
Dividends reinvested	4,867	29,076,907	1,060,538	47,227,875
Value of shares redeemed	(65,254,522)	(114,524,939)	(50,787,609)	(97,195,620)

Total Investor Class	(7,381,972)	61,741,280	190,216,729	34,878,820

Institutional Class:(a)
Proceeds from shares issued(b)	7,366,107	—	8,841,606	—
Dividends reinvested	—	—	14,612	—
Value of shares redeemed	(11,841)	—	(615)	—

Total Institutional Class	7,354,266	—	8,855,603	—

Net increase (decrease) in net assets derived from capital transactions	(27,706)	61,741,280	199,072,332	34,878,820

TOTAL INCREASE (DECREASE) IN NET ASSETS	(9,741,483)	40,803,461	219,017,514	(2,530,227)
NET ASSETS AT THE BEGINNING OF THE PERIOD	330,841,312	290,037,851	237,777,984	240,308,211

NET ASSETS AT THE END OF THE PERIOD	$321,099,829	$330,841,312	$456,795,498	$237,777,984

ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)	$426,350	$4,478	$(12,911)	$(1,007)

(a)	Institutional Class commenced operations on May 1, 2008.
(b)	Includes existing shares redeemed from the Investor Class following the Institutional Shares commencement of operations.

The accompanying Notes to Financial Statements are an integral part of these Statements.

STATEMENTS OF CHANGES IN NET ASSETS

	VALUE FUND
	For the Semiannual Period Ended June 30, 2008 (Unaudited)	Year Ended December 31, 2007
FROM INVESTMENT OPERATIONS:
Net investment income (loss)	$(2,636,690)	$(2,556,858)
Net realized gains on investments, futures, options and translation of assets and liabilities in foreign currency	100,316,904	246,262,266
Net change in unrealized appreciation (depreciation) on investments, futures, options and translation of assets and liabilities in foreign currency	(142,941,212)	(344,874,840)

Net increase (decrease) in net assets resulting from operations	(45,260,998)	(101,169,432)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Investor Class	(32)	(4,874,402)
Institutional Class(a)	—	—
Net realized gains on investments:
Investor Class	(3,155,110)	(240,652,408)
Institutional Class(a)	—	—

Total distributions to shareholders	(3,155,142)	(245,526,810)

CAPITAL TRANSACTIONS:
Investor Class:
Proceeds from shares issued	92,141,835	266,975,487
Dividends reinvested	3,230,765	236,438,311
Value of shares redeemed	(208,628,385)	(464,723,157)

Total Investor Class	(113,255,785)	38,690,641

Institutional Class:(a)
Proceeds from shares issued(b)	29,653,244	—
Dividends reinvested	—	—
Value of shares redeemed	(206,600)	—

Total Institutional Class	29,446,644	—

Net increase (decrease) in net assets derived from capital transactions	(83,809,141)	38,690,641

TOTAL INCREASE (DECREASE) IN NET ASSETS	(132,225,281)	(308,005,601)
NET ASSETS AT THE BEGINNING OF THE PERIOD	1,708,238,562	2,016,244,163

NET ASSETS AT THE END OF THE PERIOD	$1,576,013,281	$1,708,238,562

ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)	$(10,243,517)	$(7,606,795)

(a)	Institutional Class commenced operations on May 1, 2008.
(b)	Includes existing shares redeemed from the Investor Class following the Institutional Shares commencement of operations.

The accompanying Notes to Financial Statements are an integral part of these Statements.

FINANCIAL HIGHLIGHTS – SELECT VALUE FUND

Investor Class	For the Semiannual Period Ended June 30, 2008		For the Year Ended December 31,

	(Unaudited)		2007	2006	2005	2004	2003
PER SHARE DATA
Net asset value, beginning of period	$26.48		$27.93	$25.56	$23.37	$20.16	$14.87
Income (loss) from investment operations:
Net investment income (loss)	0.03		0.17	0.15	0.06	0.01	0.01
Net realized and unrealized gains (losses) on investments, futures, options, and the translation of assets and liabilities in foreign currency	(0.68)		0.97	4.12	3.10	3.42	5.29

Total income from investment operations	(0.65)		1.14	4.27	3.16	3.43	5.30
Less distributions from:
Net investment income	—		(0.17)	(0.14)	(0.06)	(0.01)	(0.01)
Net realized gains on investments	—		(2.42)	(1.76)	(0.91)	(0.21)	—

Total distributions	—		(2.59)	(1.90)	(0.97)	(0.22)	(0.01)

Net asset value, end of period	$25.83		$26.48	$27.93	$25.56	$23.37	$20.16

TOTAL RETURN	(2.45	)%(1)	4.02%	16.69%	13.49%	17.02%	35.66%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$312,115		$330,841	$290,038	$154,765	$109,528	$75,678
Percentage of expenses to average net assets	1.28	%(2)	1.24%	1.25%	1.27%	1.33%	1.47%
Percentage of net investment income (loss) to average net assets	0.27	%(2)	0.59%	0.59%	0.27%	0.07%	0.06%
Portfolio turnover rate	26	%(1)	63%	51%	42%	72%	47%

Institutional Class(3)	For the Period Ended May 1, 2008 (inception) to June 30, 2008 (Unaudited)
PER SHARE DATA
Net asset value, beginning of period	$26.20
Income (loss) from investment operations:
Net investment income (loss)	0.03
Net realized and unrealized gains (losses) on investments, futures, options, and the translation of assets and liabilities in foreign currency	(0.39)

Total income from investment operations	(0.36)

Net asset value, end of period	$25.84

TOTAL RETURN	(1.37	)%(1)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$8,985
Percentage of gross expenses to average net assets	1.04%
Percentage of net expenses to average net assets	0.98	%(2)(4)
Ratio of net investment income to average net assets before waiver	0.82%
Ratio of net investment income to average net assets	0.88	%(2)
Portfolio turnover rate	26	%(1)

(1)	Not annualized.
(2)	Annualized.
(3)	The Institutional Class commenced operations on May 1, 2008.
(4)	After expense reimbursement from the Advisor, where applicable.

The accompanying Notes to Financial Statements are an integral part of these Statements.

FINANCIAL HIGHLIGHTS – VALUE PLUS FUND

Investor Class	For the Semiannual Period Ended June 30, 2008		For the Year Ended December 31,

	(Unaudited)		2007		2006	2005	2004	2003
PER SHARE DATA
Net asset value, beginning of period	$22.87		$26.78		$25.85	$26.85	$23.57	$15.39
Income (loss) from investment operations:
Net investment income (loss)	0.08		0.46		0.16	0.15	0.09	0.06
Net realized and unrealized gains (losses) on investments, futures, options, and the translation of assets and liabilities in foreign currency	2.08		0.94		3.38	0.22	3.91	8.17

Total income (loss) from investment operations	2.16		1.40		3.54	0.37	4.00	8.23
Less distributions from:
Net investment income	(0.08)		(0.42)		(0.20)	(0.12)	(0.07)	(0.05)
Net realized gains on investments	—		(4.89)		(2.41)	(1.25)	(0.65)	—

Total distributions	(0.08)		(5.31)		(2.61)	(1.37)	(0.72)	(0.05)

Net asset value, end of period	$24.95		$22.87		$26.78	$25.85	$26.85	$23.57

TOTAL RETURN	9.46	%(1)	4.73%		13.63%	1.34%	16.98%	53.56%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$447,598		$237,778		$240,308	$274,786	$416,516	$218,982
Percentage of expenses to average net assets	1.20	%(2)	1.21%		1.26%	1.25%	1.23%	1.34%
Ratio of net investment income (loss) to average net assets	0.75	%(2)	1.63%		0.59%	0.49%	0.34%	0.32%
Portfolio turnover rate	24	%(1)	107	%(3)	45%	36%	57%	68%

Institutional Class(4)	For the Period Ended May 1, 2008 (inception) to June 30, 2008 (Unaudited)
PER SHARE DATA
Net asset value, beginning of period	$24.58
Income from investment operations:
Net investment loss	0.02
Net realized and unrealized gains (losses) on investments, futures, options, and the translation of assets and liabilities in foreign currency	0.39

Total income from investment operations	0.41
Less distributions from:
Net investment income	(0.04)

Net asset value, end of period	$24.95

TOTAL RETURN	1.67	%(1)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$9,198
Percentage of gross expenses to average net assets	1.02%
Percentage of net expenses to average net assets	0.99	%(2)(5)
Ratio of net investment income to average net assets before waiver	0.90%
Ratio of net investment income to average net assets	0.93	%(2)
Portfolio turnover rate	24	%(1)

(1)	Not annualized.
(2)	Annualized.
(3)	The increase in the portfolio turnover rate for the year ended December 31, 2007 resulted from restructuring of the Fund’s portfolio holdings due to market conditions.
(4)	The Institutional Class commenced operations on May 1, 2008.
(5)	After expense reimbursement from the Advisor, where applicable.

The accompanying Notes to Financial Statements are an integral part of these Statements.

FINANCIAL HIGHLIGHTS – VALUE FUND

Investor Class	For the Semiannual Period Ended June 30, 2008		For the Year Ended December 31,

	(Unaudited)		2007	2006	2005	2004	2003
PER SHARE DATA
Net asset value, beginning of period	$41.50		$51.21	$44.80	$49.81	$51.14	$31.46
Income from investment operations:
Net investment loss	(0.09)		(0.03)	(0.03)	(0.25)	(0.25)	(0.20)
Net realized and unrealized gains (losses) on investments, futures, options, and the translation of assets and liabilities in foreign currency	(0.90)		(2.81)	12.60	1.27	4.59	22.24

Total income from investment operations	(0.99)		(2.84)	12.57	1.02	4.34	22.04
Less distributions from:
Net investment income	—		(0.14)	(0.30)	—	—	—
Net realized gains on investments	(0.08)		(6.73)	(5.86)	(6.03)	(5.67)	(2.36)

Total distributions	(0.08)		(6.87)	(6.16)	(6.03)	(5.67)	(2.36)

Net asset value, end of period	$40.43		$41.50	$51.21	$44.80	$49.81	$51.14

TOTAL RETURN	(2.36	)%(1)	(5.53)%	28.02%	1.99%	9.11%	70.16%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$1,545,422		$1,708,239	$2,016,244	$1,537,575	$1,876,300	$2,185,264
Percentage of expenses to average net assets	1.16	%(2)	1.14%	1.12%	1.19%	1.20%	1.28%
Percentage of expenses to average net assets (excluding dividend expense)	1.16	%(2)	1.14%	1.12%	1.17%	1.20%	1.28%
Percentage of net investment loss to average net assets	(0.34	)%(2)	(0.13)%	(0.20)%	(0.51)%	(0.46)%	(0.63)%
Portfolio turnover rate	28	%(1)	56%	49%	36%	32%	48%

Institutional Class(3)	For the Period Ended May 1, 2008 (inception) to June 30, 2008 (Unaudited)
PER SHARE DATA
Net asset value, beginning of period	$39.69
Income from investment operations:
Net investment loss	(0.01)
Net realized and unrealized gains (losses) on investments, futures, options, and the translation of assets and liabilities in foreign currency	0.77

Total income from investment operations	0.76

Net asset value, end of period	$40.45

TOTAL RETURN	1.91	%(1)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$30,592
Percentage of gross expenses to average net assets	1.03%
Percentage of net expenses to average net assets	0.99	%(2)(4)
Ratio of net investment (loss) to average net assets before waiver	(0.30)%
Ratio of net investment (loss) to average net assets	(0.26	)%(2)
Portfolio turnover rate	28	%(1)

(1)	Not annualized.
(2)	Annualized.
(3)	The Institutional Class commenced operations on May 1, 2008.
(4)	After expense reimbursement from the Advisor, where applicable.

The accompanying Notes to Financial Statements are an integral part of these Statements.

NOTES TO FINANCIAL STATEMENTS

June 30, 2008 (Unaudited)

(1)	ORGANIZATION

Heartland Group, Inc. (the “Corporation”) is registered as an open-end management (investment) company under the Investment Company Act of 1940. The capital shares of the Select Value Fund, Value Plus Fund and Value Fund (collectively, the “Funds”; 100,000,000, 100,000,000, and 150,000,000 shares authorized respectively), each of which is a diversified fund, are issued by the Corporation. The Funds offer Investor Class and Institutional Class shares. Institutional Class shares commenced operations on May 1, 2008.

Under the Corporation’s organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Corporation. In addition, in the normal course of business, the Corporation enters into contracts with their vendors and others that provide for general indemnifications. The Corporation’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Corporation.

(2)	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in the preparation of the financial statements:

(a)	Portfolio securities traded on a national securities exchange or in the over-the-counter market are valued at the closing price on the principal exchange or market as of the close of regular trading hours on the day the securities are being valued, or, lacking any sales, at the latest bid price. Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using exchange rates as of the close of the New York Stock Exchange. Debt securities are stated at fair value as furnished by an independent pricing service based upon modeling techniques utilizing information concerning market transactions and dealer quotations for similar securities or by dealers who make markets in such securities. Debt securities having maturities of 60 days or less may be valued at acquisition cost, plus or minus any amortized discount or premium. Securities and other assets for which quotations are not readily available or deemed unreliable are valued at their fair value using methods determined by the Board of Directors. The Pricing Committee for the Corporation may also make a fair value determination if it reasonably determines that a significant event, which materially affects the value of a security, occurs after the time at which the market price for the security is determined but prior to the time at which a Fund’s net asset value is calculated. Fair valuation of a particular security is an inherently subjective process, with no single standard to utilize when determining a security’s fair value. As such, different mutual funds could reasonably arrive at a different fair value price for the same security. In each case where a security is fair valued, consideration is given to the facts and circumstances relevant to the particular situation. This consideration includes reviewing various factors set forth in the pricing procedures adopted by the Board of Directors and other factors as warranted. In making a fair value determination, factors that may be considered, among others, include: the type and structure of the security; unusual events or circumstances relating to the security’s issuer; general market conditions; prior day’s valuation; fundamental analytical data; size of the holding; cost of the security on the date of purchase; nature and duration of any restriction on disposition; trading activities and prices of similar securities or financial instruments. At June 30, 2008, 0.9% of the Value Fund’s net assets were valued at their fair value using methods determined by the Board of Directors.

(b)	The Funds’ policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. The Funds accordingly paid no Federal income taxes, and no Federal income tax provision is recorded.

(c)	Net investment income, if any, is distributed to each shareholder as a dividend. Dividends from the Select Value and Value Funds are declared and paid at least annually. Dividends from the Value Plus Fund are declared and paid quarterly. Net realized gains on investments, if any, are distributed at least annually. During 2007, the Funds utilized earnings and profits distributions to shareholders on redemption of shares as part of the dividends paid deduction for income tax purposes. Generally Accepted Accounting Principles (GAAP) require that permanent financial reporting and tax differences be reclassified to paid in capital. Accordingly, at December 31, 2007, the following reclassifications have been made to increase (decrease) such amounts.

FUND	ACCUMULATED UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF) NET INVESTMENT INCOME	ACCUMULATED NET REALIZED GAIN ON INVESTMENTS	PAID IN CAPITAL
Select Value Fund	$29,338	$(4,113,042)	$4,083,704
Value Plus Fund	(383,712)	(8,521,953)	8,905,665
Value Fund	1,021,354	(33,517,647)	32,496,293

Total net assets are not affected by these reclassifications.

(d)	The Funds record security transactions no later than one business day after trade date. For financial reporting purposes, transactions are accounted for on trade date on the last business day of the reporting period. Net realized gains and losses on investments are computed on the identified cost basis. The portion of security gains and losses resulting from changes in foreign exchange rates is included with net realized and unrealized gains or losses from investments. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. The Funds amortize premium and accrete discount on investments utilizing the effective interest method.

(e)	Investment income and realized and unrealized gains or losses on investments, futures, options and translation of assets in foreign currency are allocated to each Fund’s share class based on their respective net assets. The Funds and share classes are charged for those expenses that are directly attributable to them. Expenses that are not directly attributable to any one Fund are typically allocated among the Funds and respective share classes in proportion to their respective net assets, number of open shareholder accounts, number of funds or some combination thereof, as applicable.

(f)	Each Fund may enter into futures contracts for hedging purposes, such as to protect against anticipated declines in the market value of its portfolio securities or to manage exposure to changing interest rates. The Fund receives from or pays to the broker, on a daily basis, an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as “variation margin,” and are recorded by the Fund as unrealized gains or losses. When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statements of Assets and Liabilities. The predominant risk is that the movement of a futures contract’s price may result in a loss, which could render a Fund’s hedging strategy unsuccessful. There were no open futures positions at June 30, 2008.

(g)	A short sale is a transaction in which a Fund sells a security it does not own (but has borrowed) in anticipation of a decline in the market value of that security. To complete a short sale, a Fund must borrow the security to deliver to the buyer. A Fund then is obligated to replace the security borrowed by purchasing it in the open market at a later date. A Fund could incur a loss, which could be substantial and potentially unlimited, if the market price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. A Fund will realize a gain if the security declines in value between those dates. A Fund must pay any dividends or interest payable to the lender of the security. All short sales must be collateralized in accordance with the applicable exchange or broker requirements. A Fund maintains the collateral in a segregated account with its custodian or broker, consisting of cash, obligations of the U.S. Government, its agencies or instrumentalities, or equity securities sufficient to collateralize its obligation on the short positions. There were no short positions held during the semiannual period or at June 30, 2008.

(h)	The Funds may write covered call/put options for which premiums received are recorded as liabilities and are subsequently adjusted to the current value of the options written. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options, which are either exercised or closed, are offset against the proceeds received or amount paid on the transaction to determine realized gains or losses. The Funds may enter into options transactions for hedging purposes and will not use these instruments for speculation. The Funds had the following transactions in written covered call/put options during the semiannual period ended June 30, 2008:

	VALUE FUND
	NUMBER OF CONTRACTS	PREMIUMS
Balance at December 31, 2007	16,000	$1,640,747
Options written	33,000	3,026,826
Options expired	(36,500)	(2,617,686)
Options closed	—	—
Options exercised	(8,500)	(1,061,887)

Balance at June 30, 2008	4,000	$988,000

VALUE FUND	NUMBER OF CONTRACTS	VALUE
Comstock Resources, Inc.	4,000	$2,840,000

	4,000	$2,840,000

(i)	At June 30, 2008, 10.9% of the Value Fund’s net assets were illiquid as defined pursuant to guidelines established by the Board of Directors of the Corporation.

(j)	A restricted security is a security that has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the “Act”) or pursuant to the resale limitations provided by Rule 144 under the Act, or an exemption from the registration requirements of the Act. Whether a restricted security is illiquid is determined pursuant to guidelines established by the Board of Directors. Not all restricted securities are considered to be illiquid. There were no restricted securities held at June 30, 2008.

(k)	The Funds invest in foreign equity securities, whose values are subject to change in market conditions, as well as changes in political and regulatory environments. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments. The Funds may utilize forward currency exchange contracts for the purpose of hedging foreign currency risk. Under these contracts, the Funds are obligated to exchange currencies at specific future dates. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movements in currency values. The Funds did not hold any forward currency exchange contracts during the semiannual period or at June 30, 2008.

(l)	Each Fund may purchase securities on a when-issued basis. Payment and interest terms of these securities are set out at the time a Fund enters into the commitment to purchase, but generally the securities are not issued, and delivery and payment for such obligations does not occur until a future date that may be a month or more after the purchase date. Obligations purchased on a when-issued basis involve a risk of loss if the value of the security purchased declines prior to the settlement date, and may increase fluctuation in a Fund’s net asset value. On the date a Fund enters into an agreement to purchase securities on a when-issued basis, it will record the transaction and reflect the value of the obligation in determining its net asset value. In addition, the respective Fund will segregate cash, obligations of the U.S. Government, its agencies or instrumentalities, or equity securities having a value at least equal to the Fund’s obligation under the position. There were no when-issued securities held at June 30, 2008.

(m)	Each Fund may own shares of real estate investment trusts (“REITS”) which report information on the source of their distributions annually. Certain distributions from REITS during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

(n)	The preparation of financial statements in conformity with generally accepted accounting principles in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(o)	As required, effective June 29, 2007, the Funds adopted Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is more-likely-than-not (i.e. greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable), including the recognition of any related interest and penalties as an operating expense. Implementation of FIN 48 included a review of tax positions taken in all open tax years. The Funds are subject to federal and various state jurisdictions for income tax purposes. While the statute of limitations remains open to examine the Fund’s U.S. tax returns filed for the past four fiscal years, no examinations are in progress or anticipated at this time.

As of December 31, 2007, management of the Funds reviewed all open tax years and major jurisdictions and concluded that the adoption of FIN 48 resulted in no effect to the Funds’ tax liability, financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken or expected to be taken in future tax returns. The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(p)	Effective January 1, 2008, the Funds adopted Statement of Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements.

One key component of the implementation of SFAS 157 included the development of a three-tier fair value hierarchy. The basis of the tiers is dependent upon the various “inputs” used to determine the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical assets

•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments.)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Funds’ investments as of June 30, 2008:

	LEVEL 1		LEVEL 2		LEVEL 3
	Quoted Prices		Other Significant Observable Inputs		Significant Unobservable Inputs		TOTAL
Fund Name	Investments in Securities	Other Financial Investments*	Investments in Securities	Other Financial Investments*	Investments in Securities	Other Financial Investments*	Investments in Securities	Other Financial Investments*
Select Value Fund	$290,784,551	$—	$24,052,528	$—	$—	$—	$314,837,079	$—
Value Plus Fund	411,551,196	—	58,853,083	—	—	—	470,404,279	—
Value Fund	1,530,605,645	(2,840,000)	35,689,521	—	—	—	1,566,295,166	(2,840,000)

*	Other financial instruments are derivative instruments not reflected in the Schedules of Investments, such as options, which are valued at the unrealized appreciation/(depreciation) on the investment.

(3)	CREDIT FACILITY

Brown Brothers Harriman & Co. has made available to the Funds, a $25 million one year revolving credit facility pursuant to a Credit Agreement (“Agreement”) dated December 21, 2004. The Agreement was amended to extend the termination date to December 31, 2008. The primary purpose of the Agreement is to allow the Funds to avoid liquidating securities under circumstance that Heartland Advisors, Inc. believes are unfavorable to shareholders. Outstanding principal amounts under the credit facility bear interest at a rate per annum equal to the Federal Funds Rate plus 1.50%. Commitment fees are computed at a rate per annum equal to 0.10% of the Funds’ unutilized credit payable quarterly in arrears. The Funds did not utilize this credit facility during the semiannual period ended June 30, 2008.

(4)	INVESTMENT MANAGEMENT FEES AND TRANSACTIONS WITH RELATED PARTIES

The Corporation entered into investment advisory agreements with Heartland Advisors, Inc. (the “Advisor”) to serve as investment advisor and manager to the Funds (the “Advisory Agreements”). Under the terms of the Advisory Agreements, the Select Value Fund pays the Advisor a monthly management fee at the annual rate of 0.75% of the average daily net assets of the Fund up to $1 billion and at an annual rate of 0.70% of the average daily net assets in excess of $1 billion. The Value Plus Fund pays the Advisor a monthly management fee at the annual rate of 0.70% of the average daily net assets and the Value Fund pays the Advisor a monthly management fee at the annual rate of 0.75% of the average daily net assets.

The Corporation has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “Plan”). Pursuant to the Plan, each Fund pays the Funds’ distributor, ALPS Distributors, Inc. (the “Distributor”), an amount up to 0.25% of the average daily net assets of such Fund (limited to actual costs incurred), computed on an annual basis and paid monthly, for distributing Fund shares and providing shareholder services. Any fees paid to the Distributor under the Plan that are not used during a calendar year are reimbursed to the respective Fund. Institutional shares are not subject to 12b-1 fees. Prior to August 1, 2007, the Funds’ distributor was Heartland Investor Services, LLC (“HIS”). HIS was paid the same rate as the Distributor for their services and was an indirect wholly-owned subsidiary of the BISYS Group, Inc, and an affiliate of the Funds’ transfer agent and fund accountant, Citi Fund Services Ohio, Inc. Effective August 1, 2007, the BISYS Group, Inc., and its subsidiaries, was acquired by Citibank N.A. During the semiannual period ended June 30, 2008, $367,022 of distribution related expenses incurred by the Advisor were reimbursed by fees collected under the Plan. The Corporation and/or Distributor may also contractually commit to pay these fees to other third parties who agree to provide various services to their customers who hold Fund shares. Fees paid pursuant to any such contractual commitment are not subject to reimbursement. The Distributor receives a fixed fee for providing distribution services. Citi Fund Services Ohio, Inc. receives a fee that is a base amount plus an annual fee based on the number of shareholders for providing transfer agent services. Citi Fund Services Ohio, Inc. receives fees, subject to a minimum, at 0.025% of the average daily net assets up to $3 billion and 0.015% of the average daily net assets in excess of $3 billion for providing fund accounting services.

From its own assets, the Advisor may pay retirement plan service providers, brokers, banks, financial advisors and other financial intermediaries fees for providing record keeping, subaccounting, marketing and other administrative services to their customers in connection with investment in the Funds. These fees may be in addition to any distribution, administrative or shareholder servicing fees paid from the Funds’ assets to these financial intermediaries.

The Advisor has voluntarily agreed to waive fees and/or reimburse certain expenses with respect to the Institutional Class Shares of the Fund, to the extent necessary to maintain the Institutional Class Shares’ Total Annual Fund Operating Expenses at a ratio of 0.99% of average daily net assets. During the semiannual period ended June 30, 2008, the Advisor voluntarily waived $677, $322 and $1,444 of its fees for Select Value Fund, Value Plus Fund and Value Fund, respectively. This voluntary waiver/reimbursement may be discontinued at any time.

Officers and certain directors of the Corporation are also officers and/or directors of Heartland Advisors, Inc.; however, they receive no compensation from the Funds.

Each Director who is not affiliated with the Funds receives a fee for service as a Director and is eligible to participate in a deferred compensation plan with respect to these fees. Participants in the plan may designate their deferred Directors’ fees to be invested in any of the Funds issued by the Corporation. As of June 30, 2008, there were no participants in the deferred compensation plan.

(5)	EARLY REDEMPTION FEE

To discourage market timing and other short-term trading, certain shares of the Funds purchased on or after December 28, 2004 that are redeemed or exchanged within 10 days are assessed a 2% fee on the current net asset value of the shares. The fee applies to shares being redeemed or exchanged in the order in which they are purchased, treating shares that have been held the longest in an account as being redeemed first. The fee is retained by the applicable Fund for the benefit of the remaining shareholders. For the semiannual period ended June 30, 2008, the fees were $1,589, $6,541 and $1,673 for Select Value, Value Plus and Value Funds, respectively. For financial statement purposes, these amounts are included in the Statements of Assets and Liabilities as “paid in capital”.

(6)	INVESTMENT TRANSACTIONS

During the semiannual period ended June 30, 2008, the cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition), are noted below. During the same period, there were no purchases or sales of long-term U.S. Government securities.

FUND	COST OF PURCHASES	PROCEEDS FROM SALES
Select Value Fund	$77,033,719	$93,214,987
Value Plus Fund	241,689,446	65,241,289
Value Fund	438,140,012	401,905,228

(7)	FEDERAL INCOME TAX INFORMATION

FUND	TAX COST OF INVESTMENTS	GROSS UNREALIZED APPRECIATION	GROSS UNREALIZED DEPRECIATION	NET TAX UNREALIZED APPRECIATION ON INVESTMENTS
Select Value Fund	$308,464,588	$33,720,788	$(27,348,297)	$6,372,491
Value Plus Fund	456,013,351	49,868,364	(35,477,436)	14,390,928
Value Fund	1,445,647,665	332,866,414	(212,218,913)	120,647,501

Net realized gains or losses may differ for Federal income tax purposes as a result of post-October losses which may not be recognized for tax purposes until the first day of the following fiscal year, wash sales, and the marking-to-market of open futures contracts. At December 31, 2007, the Select Value, Value Plus and Value Funds deferred, on a tax basis, post-October losses and currency losses of $1,381,688, $1,007 and $1,401,605, respectively.

(8)	FUND SHARE TRANSACTIONS

For the semiannual period ended June 30, 2008, Fund share transactions were as follows:

Investor Class	SELECT VALUE FUND	VALUE PLUS FUND	VALUE FUND
Shares issued	2,234,137	9,682,486	2,345,608
Reinvested distributions from net investment income & distributions from net realized gains on investments	197	43,980	86,367
Shares redeemed	(2,566,509)	(2,164,475)	(5,322,377)

Net increase (decrease) in Fund shares	(332,175)	7,561,991	(2,890,402)

Institutional Class(a)	SELECT VALUE FUND	VALUE PLUS FUND	VALUE FUND
Shares issued	271,345	347,758	715,853
Reinvested distributions from net investment income & distributions from net realized gains on investments	—	586	—
Shares redeemed	(428)	(25)	(4,902)

Net increase (decrease) in Fund shares	270,917	348,319	710,951

(a)	Institutional Class activity presented is for the period from May 1, 2008 (commencement of operations) through June 30, 2008.

For the year ended December 31, 2007, Fund share transactions were as follows:

	SELECT VALUE FUND	VALUE PLUS FUND	VALUE FUND
Shares issued	4,868,552	2,919,025	5,192,510
Reinvested distributions from net investment income & distributions from net realized gains on investments	1,093,526	1,939,160	5,709,273
Shares redeemed	(3,851,786)	(3,435,376)	(9,112,201)

Net increase (decrease) in Fund shares	2,110,292	(1,422,809)	1,789,582

(9)	LITIGATION

On January 25, 2008, Heartland Advisors, Inc. (“HAI”), William J. Nasgovitz (President of HAI, President and a director of Heartland Group, Inc. (the “Funds”) and a portfolio manager), Paul T. Beste (Chief Operating Officer of HAI and Vice President and Secretary of the Funds), Kevin D. Clark (Senior Vice President and portfolio manager of HAI) and Hugh F. Denison (a portfolio manager and Senior Vice President of HAI) (HAI, Nasgovitz, Beste, Clark, and Denison collectively referred to herein as the “Respondents”) and certain others no longer associated with the Funds, reached a settlement with the Securities and Exchange Commission (“SEC”) that resolved the issues resulting from the SEC’s investigation of HAI’s pricing of certain bonds owned by the Heartland High-Yield Municipal Bond Fund and the Heartland Short Duration High-Yield Municipal Fund (collectively the “HY Bond Funds”), and HAI’s disclosures to the Funds’ Board of Directors and investors concerning HAI’s efforts to evaluate bond issuers in connection with the operation of the HY Bond Funds during calendar year 2000. The Respondents do not admit or deny any wrongdoing and the settlement does not establish wrongdoing or liability for purposes of any other proceeding. The SEC’s administrative order involves, among other things: (i) findings by the SEC that the Respondents violated certain federal securities laws; (ii) a cease and desist order against the Respondents; (iii) a censure of Respondents (other than Mr. Denison); (iv) payment by the Respondents (other than Mr. Denison) of disgorgement of $1; and (v) civil money penalties against the Respondents (other than Mr. Denison) as follows: HAI and Mr. Nasgovitz, jointly and severally, $3.5 million; Mr. Beste, $95,000; and Mr. Clark, $25,000. In connection with this administrative settlement, the SEC’s civil complaint against the Respondents was dismissed.

(10)	TRANSACTIONS WITH AFFILIATES

The following investments are in companies deemed “affiliated” (as defined in Section (2)(a)(3) of the Investment Company Act of 1940) with the Value Fund; that is, the Fund held 5% or more of their outstanding voting securities during the semiannual period ended June 30, 2008:

VALUE FUND

SECURITY NAME	SHARE BALANCE AT JANUARY 1, 2008	PURCHASES	SALES	SHARE BALANCE AT JUNE 30, 2008	DIVIDENDS	REALIZED GAINS (LOSSES)
Accuray, Inc.	—	2,700,000	594,058	2,105,942	$—	$(4,652,140)
AirNet Systems, Inc.	903,000	—	903,000	—	—	(1,376,914)
America Service Group, Inc.	800,000	85,000	—	885,000	—	—
Analysts International Corp.	2,300,000	—	—	2,300,000	—	—
Ashworth, Inc.	1,000,000	131,700	—	1,131,700	—	—
Avanex Corp.	8,846,059	6,153,941	1,000,000	14,000,000	—	(998,796)
BioScrip, Inc.	2,000,000	1,640,000	—	3,640,000	—	—
Buca, Inc.	1,950,000	—	—	1,950,000	—	—
China Natural Gas, Inc.	1,500,000	—	—	1,500,000	—	—
China Natural Gas, Inc. (warrants)	225,000	—	—	225,000	—	—
CNS Response, Inc.	1,800,000	—	—	1,800,000	—	—
CNS Response, Inc. (warrants)	540,000	—	—	540,000	—	—
Computer Task Group, Inc.	1,000,000	340,806	—	1,340,806	—	—
Criticare Systems, Inc.	1,000,000	—	1,000,000	—	—	2,326,833
Digirad Corp.	750,000	950,000	—	1,700,000	—	—
Discovery Laboratories, Inc.	5,500,000	500,000	—	6,000,000	—	—
Ditech Networks, Inc.	1,500,000	500,000	221,281	1,778,719	—	(661,150)
Duckwall-ALCO Stores, Inc.	380,400	—	—	380,400	—	—
Dynamics Research Corp.	750,000	34,516	—	784,516	—	—
EF Johnson Technologies, Inc. (a)	1,989,042	339,675	514,042	1,814,675	—	(2,262,713)
Encore Capital Group, Inc.	1,200,000	300,000	—	1,500,000	—	—
Far East Energy Corp.	7,500,000	—	2,500,000	5,000,000	—	(2,135,507)
Fidelity Southern Corp.	496,472	—	182,150	314,322	83,061	(1,870,664)
FirstCity Financial Corp.	791,336	198,664	—	990,000	—	—
Flanders Corp.	1,605,000	—	193,933	1,411,067	—	(607,139)
Force Protection, Inc.	4,000,000	2,475,000	—	6,475,000	—	—
FSI International, Inc.	2,005,130	182,711	166,384	2,021,457	—	(617,570)
Hampshire Group, Ltd.	465,540	—	14,620	450,920	—	74,926
hi/fn, inc.	1,300,000	42,526	—	1,342,526	—	—
Hooper Holmes, Inc.	6,500,000	—	—	6,500,000	—	—
Hy-Drive Technologies, Ltd. (CAD)	3,000,000	2,000,000	—	5,000,000	—	—
Industrial Distribution Group, Inc.	500,000	—	—	500,000	—	—
InterDigital, Inc.	3,000,000	178,400	—	3,178,400	—	—
Intersections, Inc.	1,500,000	—	—	1,500,000	—	—
Isolagen, Inc.	1,000,000	1,642,500	—	2,642,500	—	—
Lakeland Industries, Inc.	500,000	—	—	500,000	—	—
Lantronix, Inc.	5,500,000	—	—	5,500,000	—	—
LECG Corp.	1,500,000	700,000	380,360	1,819,640	—	(2,467,354)
Magnetek, Inc.	2,850,000	—	—	2,850,000	—	—
Mesa Air Group, Inc.	1,950,000	—	1,950,000	—	—	(11,781,035)
Midway Gold Corp. (CAD)	2,500,000	—	—	2,500,000	—	—
Napco Security Systems, Inc.	1,250,000	—	596,400	653,600	—	(416,733)
National Dentex Corp.	440,750	89,250	—	530,000	—	—
Newpark Resources, Inc.	4,500,000	500,000	—	5,000,000	—	—
O.I. Corp.	245,900	—	—	245,900	24,590	—
Oil-Dri Corp. of America	562,500	—	—	562,500	146,250	—
Origin Agritech, Ltd.	1,238,305	761,695	—	2,000,000	—	—
Osteotech, Inc.	1,240,000	209,157	—	1,449,157	—	—
PDI, Inc.	1,000,000	—	—	1,000,000	—	—
Phoenix Footwear Group, Inc.	790,000	6,000	—	796,000	—	—
PLATO Learning, Inc.	1,505,600	—	1,505,600	—	—	(2,237,604)
Portec Rail Products, Inc.	700,000	—	—	700,000	84,000	—
Quixote Corp.	—	550,000	—	550,000	—	—
RCM Technologies, Inc.	780,100	19,405	—	799,505	—	—
Richardson Electronics, Ltd.	700,000	700,000	—	1,400,000	52,908	—
Sangamo BioSciences, Inc.	2,200,000	—	566,451	1,633,549	—	2,001,577
SM&A	1,000,000	—	—	1,000,000	—	—
Spanish Broadcasting Systems, Inc. (Class A)	2,500,000	—	1,000,000	1,500,000	—	(2,799,044)
SPAR Group, Inc.	1,228,000	—	—	1,228,000	—	—
Specialty Underwriters’ Alliance, Inc.	611,270	738,730	—	1,350,000	—	—
SRI/Surgical Express, Inc.	500,000	—	—	500,000	—	—
STAAR Surgical Co.	1,653,532	346,468	—	2,000,000	—	—
StarTek, Inc.	750,000	—	—	750,000	—	—

VALUE FUND (CONTINUED)

SECURITY NAME	SHARE BALANCE AT JANUARY 1, 2008	PURCHASES	SALES	SHARE BALANCE AT JUNE 30, 2008	DIVIDENDS	REALIZED GAINS (LOSSES)
Supreme Industries, Inc. (Class A)	600,000	—	—	600,000	$114,000	$—
Tamalpais Bank (b)	200,000	—	—	200,000	21,000	—
TechTeam Global, Inc.	975,000	267,000	199,400	1,042,600	—	(503,174)
The Inventure Group, Inc.	1,900,622	—	—	1,900,622	—	—
The Princeton Review, Inc.	1,500,000	—	1,500,000	—	—	3,639,683
TRC Cos., Inc.	923,300	826,700	—	1,750,000	—	—
U.S. Silver Corp. (CAD)	3,056,000	9,444,000	—	12,500,000	—	—
UQM Technologies, Inc.	1,958,000	42,000	174,627	1,825,373	—	(313,869)
Westell Technologies	2,120,146	1,224,254	—	3,344,400	—	—
Wireless Ronin Technologies, Inc.	1,350,000	30,000	—	1,380,000	—	—

					$525,809	$(27,658,387)

(a)	Formerly EFJ, Inc.
(b)	Formerly EPIC Bancorp.

ADDITIONAL INFORMATION (UNAUDITED)

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENTS

The Investment Company Act of 1940, as amended, requires that the annual renewal of the Advisory Agreements be approved by the vote of a majority of the Board of Directors who are not parties to the Advisory Agreements or “interested persons” of the Funds (as that term is defined in the Investment Company Act of 1940) (the “Independent Directors”), cast in person at a meeting called for the purpose of voting on such approval. At its meeting held May 16,2008, the Board of Directors, including all of the Independent Directors, unanimously approved the annual continuation of the Advisory Agreements without change.

The Directors’ approval was based on their consideration and evaluation of a variety of factors, which included, among other things: (1) the nature, extent and quality of the services provided by the Advisor, including the investment process used by the Advisor; (2) the performance of each Fund in comparison to its benchmark index and a peer group of mutual funds; (3) the management fees and the total operating expenses of each Fund, including comparative information with respect to a peer group of mutual funds; (4) the profitability of the Advisor with respect to each Fund; and (5) the extent to which economies of scale may be realized as each Fund grows. As part of this process, the Board reviewed and considered various materials, including:

NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED BY THE ADVISOR

•	A summary of outside service providers to the Corporation;

•	A summary of the Advisor’s investment process;

•	Biographical information regarding the portfolio management teams for the Select Value, Value Plus and Value Funds;

•	The Advisor’s current Form ADV (Part II) and Schedule F of Form ADV;

•	Information regarding soft dollar practice and usage, trading costs and best execution; and

•	A summary of brokerage commissions for 2007 trading activity undertaken on behalf of the Funds.

THE PERFORMANCE, FEES AND EXPENSES OF EACH FUND

•	A Section 15(c) Report prepared by Lipper, Inc. comparing the expenses and performance of the Funds against peer groups;

•	Quarterly information comparing performance to standardized indices; and

•	Information on each Fund’s advisory fee and expense ration to a peer group of funds and Morningstar rankings for the investment performance.

THE PROFITABILITY AND FINANCIAL STRENGTH OF THE ADVISOR

•	A profitability analysis prepared by management of the Advisor;

•	An independent advisor profitability study prepared by Lipper, Inc.;

•	A summary of revenue sharing arrangements that the Advisor has in place with various financial intermediaries;

•	The Advisor’s financial statements for the years ended December 31, 2006 and 2007, together with the independent auditors report thereon;

•

Consolidated financial statements of Heartland Holdings, Inc. (the parent company of the Advisor) and its subsidiaries for the years ended December 31, 2006 and 2007, together with the independent auditors report thereon;

•	Consolidated (unaudited) financial statements of Heartland Holdings, Inc. and its subsidiaries for the period ended March 31, 2008;

•

A memorandum from management updating the Board of Directors on management’s analysis of the financial resources of the Advisor, its ability to fulfill its obligations to the Funds under the Advisory Agreements, and various financial projections;

•	Shareholder Equity Projection for Heartland Holdings, Inc. and its subsidiaries; and

•	Business valuation analysis for Heartland Holdings, Inc. and its subsidiaries.

ECONOMIES OF SCALE

•	A summary comparison of flat rate versus breakpoint fee structures among the Funds and their expense peer group and other comparative expense information; and

•	A Lipper Management Fee Benchmarking Guide titled “The Unparalleled Guide to Management Fee Benchmarking 2006.”

The Board did not consider or review the scope of services or fees that the Advisor provides to other clients, because the Advisor does not provide investment management services to other mutual funds. In addition to the foregoing documents and information, the Independent Directors were assisted by their independent legal counsel, who provided a memorandum that outlined the duties and responsibilities of the Board of Directors in connection with approval of investment advisory agreements, together with related memoranda summarizing relevant case law on this issue.

After reviewing and discussing this information, and taking into account other information routinely provided to the Board at its regular quarterly meetings throughout the year regarding the quality of the services provided by the Advisor, the performance of the Funds, expenses, regulatory compliance issues and related matters, the Board of Directors, including all of the Independent Directors, reached the following conclusions:

•

The nature and extent of the services provided by the Advisor (a) is appropriate for the investment objectives and programs of the Select Value, Value Plus and Value Funds and to assure that each Fund’s operations are conducted in compliance with applicable laws, rules and regulations, and (b) the quality of the services provided by the Advisor is acceptable;

•

The investment performance of each Fund compared favorably to its Lipper performance universe and index over the 1, 3, 5 and 10 year periods, with the exception of the Value Fund for the most recent year; and the performance of each Fund compared favorably to its Morningstar peer group over the 1, 3 and 5 year periods. With respect to the performance of the Value Fund, the Board believes that the portfolio management team has properly analyzed issues that hampered its performance in the most recent year and have responded appropriately to position the Fund for improved future performance;

•

The operating expenses of the Funds compare favorably to their peer groups and are fair and reasonable based on the nature, scope and quality of the services provided to the Funds, especially taking into consideration the fact that the Advisor provides extensive administrative services to the Fund which it is not contractually obligated to provide and which the Funds otherwise would need to obtain from the Advisor or a third party at additional expense;

•	The level of profitability realized by the Advisor from its provision of services to the Funds is reasonable; and

•	The Advisor has sufficient financial resources and revenues to enable it to finance the provision and delivery of the services it is obligated to provide under the Advisory Agreements.

With regard to economies of scale, the Independent Directors were cognizant that certain fixed costs are spread over a broader base of assets as asset size increases. However, given the nature of the investment programs of the Value Fund and the Value Plus Fund, and taking into consideration the favorable comparison of the expense ratios of those two Funds to their peers, the Independent Directors concluded that there are no significant economies of scale to be realized in terms of the portfolio management functions at currently anticipated asset levels. While the Independent Directors acknowledge that the nature of the investment program of the Select Value Fund gives rise to economies of scale at greater asset levels, they concluded that the five basis point fee reduction implemented last year on net assets in excess of $1.0 billion adequately accounts for economies of scale potentially achievable in the near future.

The Board of Directors, including all of the Independent Directors, ultimately acted to renew each of the Advisory Agreements for an additional year with no changes.

EXPENSE EXAMPLES

As a shareholder of the Heartland Funds, you incur two types of costs: (1) transaction costs, including, redemption fees; (2) ongoing costs, including management fees, 12b-1 fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Heartland Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2008 through June 30, 2008.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

FUND	BEGINNING ACCOUNT VALUE 1/1/08	ENDING ACCOUNT VALUE 6/30/08	EXPENSES PAID DURING THE PERIOD* 1/1/ 08 – 6/30/08	ANNUALIZED EXPENSE RATIO DURING PERIOD 1/1/08 – 6/30/08
Heartland Select Value Fund – Investor	$1,000.00	$975.50	$6.29	1.28%
Heartland Select Value Fund – Institutional(a)	1,000.00	986.30	1.60	0.98
Heartland Value Plus Fund – Investor	1,000.00	1,094.60	6.25	1.20
Heartland Value Plus Fund – Institutional(a)	1,000.00	1,016.70	1.64	0.99
Heartland Value Fund – Investor	1,000.00	976.40	5.70	1.16
Heartland Value Fund – Institutional(a)	1,000.00	1,019.10	1.64	0.99

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.
(a)	Information shown reflects values for the period from May 1, 2008 (commencement of operations) to June 30, 2008 and has been calculated using expense ratios and rates of return for the same period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on each of the Heartland Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight you ongoing costs and do not reflect any transactional costs, such as redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

FUND	BEGINNING ACCOUNT VALUE 1/1/08	ENDING ACCOUNT VALUE 6/30/08	EXPENSES PAID DURING THE PERIOD* 1/1/ 08 – 6/30/08	ANNUALIZED EXPENSE RATIO DURING PERIOD 1/1/08 – 6/30/08
Heartland Select Value Fund – Investor	$1,000.00	$1,018.50	$6.42	$1.28%
Heartland Select Value Fund – Institutional	1,000.00	1,019.99	4.92	0.98
Heartland Value Plus Fund – Investor	1,000.00	1,018.90	6.02	1.20
Heartland Value Plus Fund – Institutional	1,000.00	1,019.94	4.97	0.99
Heartland Value Fund – Investor	1,000.00	1,019.10	5.82	1.16
Heartland Value Fund – Institutional	1,000.00	1,019.94	4.97	0.99

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

PROXY VOTING RESULTS

A special meeting of the Funds’ shareholders was held on February 26, 2008. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

Proposal 1: To elect the six nominees to serve on the Board of Directors of The Heartland Group, Inc.

Nominees:	Ward D. Armstrong	Affirmative:	33,357,031.521	98.167%
		Withhold:	622,898.722	1.833
		TOTAL:	33,979,930.243	100.000

	Kenneth A. Kavajecz	Affirmative:	33,343,025.326	98.126%
		Withhold:	636,904.917	1.874
		TOTAL:	33,979,930.243	100.000

	William J. Nasgovitz	Affirmative:	33,334,593.819	98.101%
		Withhold:	645,336.424	1.899
		TOTAL:	33,979,930.243	100.000

	Michael D. Dunham	Affirmative:	33,392,520.071	98.271%
		Withhold:	587,410.172	1.729
		TOTAL:	33,979,930.243	100.000

	Dale J. Kent	Affirmative:	33,393,164.956	98.273%
		Withhold:	586,765.287	1.727
		TOTAL:	33,979,930.243	100.000

	Robert A. Rudell	Affirmative:	33,383,863.556	98.246%
		Withhold:	596,066.687	1.754
		TOTAL:	33,979,930.243	100.000

OTHER INFORMATION

A description of the policies and procedures that the Corporation uses to determine how to vote proxies relating to portfolio securities, and a copy of the voting record, is available at www.heartlandfunds.com, or upon request, without charge, by calling Heartland Advisors, Inc. at 1-888-505-5180, or by writing to Heartland Advisors, Inc. at 789 N. Water Street, Suite 500, Milwaukee, WI 53202. Information regarding how the Corporation voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available on the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov.

The Funds file complete schedules of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q which are available on the Commission’s website at www.sec.gov. The Funds’ N-Q filings may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090. Schedules of portfolio holdings are also available at www.heartlandfunds.com, or upon request, without charge by calling Heartland Advisors, Inc. at 1-888-505-5180, or by writing to Heartland Advisors, Inc. at 789 N. Water Street, Suite 500, Milwaukee, WI 53202.

INFORMATION REGARDING EXECUTIVE OFFICERS & DIRECTORS

INFORMATION REGARDING EXECUTIVE OFFICERS & DIRECTORS

Under applicable law, the Board of Directors is responsible for management of the Corporation and provides broad supervision over its affairs. Pursuant to the Corporation’s bylaws, the Board delegates day-to-day management of the Funds to the officers of the Corporation. The Board meets regularly to review the Funds’ investments, performance and expenses. The Board elects the officers of the Corporation, and hires the Funds’ service providers, including the Funds’ investment advisor, Heartland Advisors, Inc., and distributor of the Funds’ shares, ALPS Distributors, Inc. The Board annually reviews and considers approval of the continuation of the investment advisory agreement with the Advisor, the distribution agreement with the Distributor and each Fund’s distribution plan, and annually approves the selection of the independent registered public accounting firm for each Fund. The Board also establishes, monitors and periodically reviews numerous policies and procedures governing the conduct of the Corporation’s business. The policy of the Corporation is that 75% of Board members and the Chairman of the Board must be “independent” of the Advisor, Distributor and the Funds’ transfer agent. The following table presents information about each Director and officer of the Corporation.

INDEPENDENT DIRECTORS

Name	Address	Date of Birth	Position(s) held with the Corporation	Term of office and length of time served(1)	Principal occupations during past five years:	Number of Heartland Funds overseen by Director	Other Directorships(2) held by Director
Robert A. Rudell	789 North Water Street Milwaukee, WI 53202	9/48	Chairman of the Board and Director	Director since 2-05; Chairman of the Board since 1-06	Retired; Chief Operating Officer, Zurich Scudder Investments, 1998 to 2002; President, Scudder Retirement Services, 1996 to 1998; Employed by IDS/American Express as President in Institutional Retirement Services and other capacities, 1973 to 1996.	3	Director, Medtox Scientific, Inc., April 2002 to present; Director, Optimum Funds, May 2003 to present (6 mutual funds); Director, Vantagepoint Funds, March 2007 to present. (27 mutual funds)
Dale J. Kent	789 North Water Street Milwaukee, WI 53202	11/52	Director	Since 8-03	Executive Vice President and Chief Financial Officer, West Bend Mutual Insurance Company, since July 2002; Partner, Arthur Andersen, LLP, 1986 to 2002; employed by Arthur Andersen, LLP, in other capacities, 1974 to 1985.	3	None
Michael D. Dunham	789 North Water Street Milwaukee, WI 53202	7/45	Director	Since 1-04	President, DGA Real Estate, LLC, since January 2006; President and Owner, Dunham Global Associates, LTD., since 2001; Chairman of the Board, Merge Technologies, Inc., July 2006 to June 2008; Senior Vice President, IFS AB, January 2000 to May 2006; Co-Founder and CEO of Effective Management Systems, Inc., 1978 to 1999.	3	None
Ward D. Armstrong	789 North Water Street Milwaukee, WI 53202	01/54	Director	Since 2-08	Senior Vice President, Ameriprise Financial, Inc. November 1984 to May 2007; President, American Express Asset Management, from 2002 to 2004; Chairman, Ameriprise Trust Company, November 1996 to May 2007.	3	None
Kenneth A. Kavajecz	789 North Water Street Milwaukee, WI 53202	3/66	Director	Since 2-08	Associate Dean of Undergraduate Program, University of Wisconsin- Madison, since August 2008; Associate Dean of Masters Programs, University of Wisconsin-Madison, since July 2006; Associate Professor of Finance, University of Wisconsin-Madison, since April 2004; Assistant Professor of Finance from June 2003 to April 2004; Assistant Professor, The Wharton School, from February 1997 to June 2003; Assistant Economist, Board of Governors of the Federal Reserve System, Division of Monetary Affairs, 1988 to 1992.	3	None

INTERESTED DIRECTORS AND OFFICERS

Name	Address	Date of Birth	Position(s) held with the Corporation	Term of office and length of time served(1)	Principal occupations during past five years:	Number of Heartland Funds overseen by Director	Other Directorships(2) held by Director
William (“Bill”) J. Nasgovitz	789 North Water Street, Milwaukee, WI 53202	10/44	President and Director	Since 12-84	President and Chief Executive Officer, Heartland Advisors, Inc., since 1982.	3	None
David C. Fondrie	789 North Water Street, Milwaukee, WI 53202	7/49	Chief Executive Officer	Since 1-06	Director, Heartland Advisors, Inc., since May 2006; Director of Equity Research, Heartland Advisors, Inc., since 2000; employed by Heartland Advisors, Inc., in other capacities since 1994; President, Casino Resource Corporation, 1993 to 1994; Executive Vice President and Chief Financial Officer, Ransomes, Inc., 1987 to 1991; Senior Manager, Price Waterhouse, 1983 to 1987; employed by Price Waterhouse in other capacities, 1976 to 1983.	N/A	N/A
Paul T. Beste	789 North Water Street, Milwaukee, WI 53202	1/56	Vice President and Secretary	Vice President Since 9-97 Secretary Since 11-05	Secretary and Treasurer, Heartland Value Manager, LLC, since August 2000; Chief Operating Officer, Heartland Advisors, Inc., since December 1999; employed by Heartland Advisors, Inc., in other capacities since 1997; Director of Taxes/Compliance, Strong Capital Management, Inc., 1992 to 1997.	N/A	N/A
Nicole J. Best	789 North Water Street, Milwaukee, WI 53202	9/73	Vice President and Chief Compliance Officer	Since 11-05	Senior Vice President and Chief Compliance Officer, Heartland Advisors, Inc., since November 2005; Senior Vice President and Treasurer, Heartland Advisors, Inc., February 2001 to August 2006. Treasurer and Principal Accounting Officer, Heartland Group, Inc., June 2000 to November 2005. Employed by Heartland Advisors, Inc., in other capacities since 1998; employed by Arthur Andersen, LLP, 1995 to 1998.	N/A	N/A
Christine A. Johnson	789 North Water Street, Milwaukee, WI 53202	8/72	Treasurer and Principal Accounting Officer	Since 1-07	Vice President and Chief Financial Officer of Heartland Advisors, Inc., since August 2006; Treasurer and Principal Accounting Officer, Heartland Group, Inc., since January 2007. Assistant Director-Distribution Planning, Northwestern Mutual September 2003 to August 2006; Independent Consultant, 2003; Senior Manager, Deloitte & Touche, LLP, June 2002 to May 2003; employed by Arthur Andersen, LLP, 1994 to 2002.	N/A	N/A
Kimberly R. O’Connor	789 North Water Street, Milwaukee, WI 53202	12/71	Assistant Secretary	Since 8-07	Vice President – Director of Marketing, Communications and Client Service of Heartland Advisors, Inc. since February 2007; Vice President – Director of Shareholder and Dealer Services of Heartland Advisors, Inc., January 2002 to February 2007; employed by Heartland Advisors, Inc. in other capacities since August 1998.	N/A	N/A

(1)

Officers of the Corporation serve one-year terms, subject to annual reappointment by the Board of Directors. Directors of the Corporation serve a term of indefinite length until their resignation or removal. They stand for re-election by shareholders only as and when required under the Investment Company Act of 1940.

(2)

Only includes directorships held in a company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of the Securities Exchange Act of 1934, or any company registered as an investment company under the Investment Company Act of 1940.

(3)	William (“Bill”) J. Nazgovitz is considered to be an “interested person” (as defined in the Investment Company Act of 1940) of the Corporation because of his position with Heartland Advisors, Inc.

The standing committees of the Corporation’s Board of Directors include an audit committee and a nominating committee. Both committees consist of all the independent directors, namely Robert A. Rudell, Dale J. Kent, Michael D. Dunham, Ward D. Armstrong and Kenneth A. Kavajecz. Mr. Kent serves as chairman of the audit committee and Mr. Dunham serves as chairman of the nominating committee. Mr. Kent has been determined by the Board to be an audit committee financial expert.

The audit committee is responsible for selecting the independent registered public accounting firm for the Funds and oversees the preparation of each Fund’s financial statements. In this capacity, the audit committee meets at least annually with the independent registered public accounting firm to discuss any issues surrounding the preparation and audit of the Funds’ financial statements. The audit committee also discusses with the independent registered public accounting firm the strengths and weaknesses of the systems and operating procedures employed in connection with the preparation of each Fund’s financial statements, pricing procedures and the like, as well as the performance and cooperation of staff members responsible for these functions. The audit committee has adopted a written charter. The audit committee had four meetings during the fiscal year ended December 31, 2007.

The nominating committee nominates candidates for appointment to the Board of Directors to fill vacancies and to nominate candidates for election and re-election to the Board as and when required. The nominating committee generally accepts recommendations for nominations by shareholders of the Funds. The nominating committee has adopted a written charter.

The Funds’ Statement of Additional Information includes additional information about the directors of the Corporation and is available, without charge, at www.heartlandfunds.com or upon request, by calling 1-800-432-7856.

DEFINITIONS

LIPPER DEFINITIONS

Multi-Cap Value Funds are funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap funds typically have between 25% to 75% of their assets invested in companies with market capitalizations (on a three-year weighted basis) above 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Multi-cap value funds typically have a below-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SuperComposite 1500 Index.

Small-Cap Value Funds are funds that by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) of less than 250% of the dollar-weighted median market capitalization of the S&P Small-Cap 600 Index. Small-Cap Value funds seek long-term growth of capital by investing in companies that are considered to be undervalued relative to a major unmanaged stock index based on price-to-current earnings, book value, asset value, or other factors. These funds will normally have a below-average price-to-earnings ratio, price-to-book ratio, and three-year earnings growth figure, compared to the U.S. diversified small-cap funds universe average.

Small-Cap Core Funds are funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 250% of the dollar-weighted median of the smallest 500 of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Small-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P Small-Cap 600 Index.

OTHER DEFINITIONS

Debt/Book Capitalization Ratio represents the portfolio’s long-term debt as a proportion of the capital available in the form of long-term debt, preferred stock and common stockholder’s equity.

Price/Book Ratio of a company is calculated by dividing the market price of its stock by the company’s per-share book value.

Price/Cash Flow represents the amount an investor is willing to pay for a dollar generated from a particular company’s operations. It shows the ability of a business to generate cash, and it acts as a gauge of liquidity and solvency.

Price/Earnings Ratio of a stock is calculated by dividing the current price of the stock by its trailing 12 months’ earnings per share.

Russell 2000 Index is an unmanaged index of stocks consisting of the smaller two-thirds of the 3000 largest publicly traded U.S. companies. It is not possible to invest directly in an index.

Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. It is not possible to invest directly in an index.

Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000 Value or the Russell 2000 Value indexes. It is not possible to invest directly in an index.

S&P 500 Index is an unmanaged capitalization-weighted index of 500 of the largest stocks (in terms of market value) in the United States representing 88 separate industries. It is not possible to invest directly in an index.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions. Subject to certain exceptions, shares of a Fund redeemed or exchanged within 10 days of purchase are subject to a 2% redemption fee. Performance does not reflect this fee, which if deducted would reduce performance. To obtain performance information current to the most recent month end, please call 1-800-432-7856 or visit www.heartlandfunds.com.

Statements regarding particular securities are not recommendations to buy or sell the securities discussed, but rather illustrations of our value investment strategy. Such statements represent the portfolio manager’s views when made and are subject to change at any time based on market and other considerations.

An investor should consider the Funds’ investment objectives, risks, and charges and expenses carefully before investing or sending money. This and other important information can be found in the Funds’ prospectus. To obtain a prospectus, please call 1-800-432-7856 or visit www.heartlandfunds.com to download. Please read the prospectus carefully before investing.

HLF 642/0209

ALPS Distributors, Inc.

789 North Water Street, Suite 500

Milwaukee, WI 53202

Item 2.	Code of Ethics.

Not applicable – only for annual reports.

Item 3.	Audit Committee Financial Expert.

Not applicable – only for annual reports.

Item 4.	Principal Accountant Fees and Services.

Not applicable – only for annual reports.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

(a) The schedule of investments are included as part of the semiannual report to shareholders filed under Item 1 of the N-CSR.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.	Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) Not applicable-only effective for annual reports.

(a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Heartland Group, Inc.

By (Signature and Title)*	/s/ David C. Fondrie
David C. Fondrie, Chief Executive Officer

Date	August 14, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ David C. Fondrie
David C. Fondrie, Chief Executive Officer

Date	August 14, 2008

By (Signature and Title)*	/s/ Christine A. Roberts
Christine A. Roberts, Treasurer and Principal Accounting Officer

Date	August 14, 2008